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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-21425

                           Pioneer Series Trust I
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  November 30


Date of reporting period:  December 1, 2013 through May 31, 2014


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO STOCKHOLDERS.


                        Pioneer Oak Ridge Large
                        Cap Growth Fund

                        (See "Note to Shareholders" on Page 4 for important information about this Fund's proposed reorganization.)

--------------------------------------------------------------------------------
                        Semiannual Report | May 31, 2014
--------------------------------------------------------------------------------

                        Ticker Symbols:

                        Class A     ORILX
                        Class B     ORLBX
                        Class C     ORLCX
                        Class R     ORLRX
                        Class Y     PORYX

                        [LOGO] PIONEER
                               Investments(R)
                      visit us: us.pioneerinvestments.com

Table of Contents

Letter to Shareowners                                                          2

Portfolio Management Discussion                                                4

Portfolio Summary                                                              8

Prices and Distributions                                                       9

Performance Update                                                            10

Comparing Ongoing Fund Expenses                                               15

Schedule of Investments                                                       17

Financial Statements                                                          21

Notes to Financial Statements                                                 30

Trustees, Officers and Service Providers                                      38

         Pioneer Oak Ridge Large Cap Growth Fund | Semiannual Report | 5/31/14 1

President's Letter

Dear Shareowner,

As we move past the midway point of 2014, U.S. economic growth is still expected to exceed 2% for the full calendar year, despite the fact that U.S. gross domestic product (GDP) for the first quarter was revised down to -2.9% in May. The markets, in fact, almost completely ignored that bad news, as more timely data -- especially labor market data -- pointed to continuing economic strength. By mid-year, the number of people filing initial unemployment claims and the number of job openings were at levels last seen during the boom years of 2005 through 2007, and unemployment was down to just over 6%. Barring an external shock, we think it's likely that the domestic economic expansion will continue.

A modestly improving European economy and continuing economic improvement in Japan appear likely to result in improving global economic growth in the second half of 2014, further supporting the U.S. economy. Some slack remains in the labor markets and capacity utilization, which offers the potential for continuing non-inflationary growth.

The Federal Reserve System (the Fed) is widely expected to end its QE (quantitative easing) program by the end of this year, and to begin raising the Federal funds rate in 2015. The timing and pace of Fed's actions remain uncertain: Fed Chair Janet Yellen has continually stressed that Fed policy will be sensitive to incoming economic data.

While the U.S. economy appears robust and the global economy seems to be improving, there are still weaknesses and risks to the economic outlook. Risks of an adverse shock also remain. Military conflicts and political tensions are widespread, with particular concerns about recent developments in the Middle East that could prove disruptive to the global oil supply. While most of the widely recognized risks may already be "priced into" the market, we caution against complacency and believe investors should continue to expect market volatility.

At Pioneer, we have long advocated the benefits of staying diversified and investing for the long term. And while diversification does not assure a profit or protect against loss in a declining market, we believe there are still opportunities for prudent investors to earn attractive returns. Our advice, as always, is to work closely with a trusted financial advisor to discuss your goals and work together to develop an investment strategy that meets your individual needs, keeping in mind that there is no single best strategy that works for every investor.

2 Pioneer Oak Ridge Large Cap Growth Fund | Semiannual Report | 5/31/14

Pioneer's investment teams have, since 1928, sought out attractive opportunities in equity and bond markets, using in-depth research to identify undervalued individual securities, and using thoughtful risk management to construct portfolios which seek to balance potential risks and rewards in an ever-changing world.

We encourage you to learn more about Pioneer and our time-tested approach to investing by consulting with your financial advisor or visiting us online at us.pioneerinvestments.com. We greatly appreciate your trust in us, and we thank you for investing with Pioneer.

Sincerely,

/s/ Daniel K. Kingsbury

Daniel K. Kingsbury
President and CEO
Pioneer Investment Management USA, Inc.

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

         Pioneer Oak Ridge Large Cap Growth Fund | Semiannual Report | 5/31/14 3

Portfolio Management Discussion | 5/31/14

In the following interview, David Klaskin, Chairman, Chief Executive Officer and Chief Investment Officer of Oak Ridge Investments, LLC, the sub-adviser of Pioneer Oak Ridge Large Cap Growth Fund, discusses the factors that influenced the Fund's performance during the six-month period ended May 31, 2014. Mr. Klaskin is Pioneer Oak Ridge Large Cap Growth Fund's lead portfolio manager.

Note to Shareholders: The Board of Trustees of the Fund has approved the reorganization of the Fund into Oak Ridge Large Cap Growth Fund, a newly-organized series of Investment Managers Series Trust. The proposed reorganization will be submitted to shareholders of Pioneer Oak Ridge Large Cap Growth Fund for approval. If approved by shareholders, it is expected that the reorganization will be completed in the fourth quarter of 2014.

Q    How did the Fund perform during the six-month period ended May 31, 2014?

A Pioneer Oak Ridge Large Cap Growth Fund's Class A shares returned 3.22% at net asset value during the six-month period ended May 31, 2014, while the Fund's benchmarks, the Russell 1000 Growth Index (the Russell Index) and the Standard & Poor's 500 Index, returned 7.25% and 7.61%, respectively. During the same period, the average return of the 746 mutual funds in Lipper's Large Cap Growth Funds category was 5.14%, and the average return of the 1,743 mutual funds in Morningstar's Large Growth category was 5.22%.

Q Which sector allocation decisions and/or individual investments had the greatest effects on the Fund's performance relative to its primary benchmark, the Russell Index, during the six-month period ended May 31, 2014?

A The primary reason for the Fund's underperformance of the Russell Index during the period was stock selection in health care. Within the sector, the portfolio holding that detracted the most from Fund returns was Celgene, a biotechnology company. Celgene performed very well in 2013 but the stock came under substantial pressure once the biotech sector began to sell off in the first calendar quarter of 2014. Additionally, concerns about the possibility of early patent expirations led to an exaggerated downturn that, in our view, did not take into account Celgene's new products or the company's ability to leverage its strong balance sheet. It should be noted that we began purchasing the stock for the Fund's portfolio in 2007, and so

4 Pioneer Oak Ridge Large Cap Growth Fund | Semiannual Report | 5/31/14 the current price remains well above the average cost-per-share to the Fund over the longer term. Also within health care, the Fund's position in Cerner, a technology provider to the health care industry, lost ground during the period after the company reported slowing trends in both order growth and sales bookings. The stock remains one of the Fund's top holdings in health care, and we think the company still has significant advantages over its competition within a field supported by ongoing government mandates. We believe health care is a sector that is home to a disproportionate share of fast-growing, reasonably valued companies with good earnings visibility, and we continue to look for new investment opportunities in the sector.

     The Fund's positioning in the financials sector was also a factor in its underperformance of the primary benchmark. The portfolio's holdings in financials are tilted away from banks and insurance companies in favor of stocks such as Goldman Sachs, InterContinentalExchange, and asset managers like Affiliated Managers Group. All three stocks tend to have above-average sensitivity to financial market performance, and so investor concerns that the bull market may have run its course weighed on their stock prices early in 2014. We view those market fears as short term in nature, however, and we continue to hold a positive outlook for all three companies--all of which have performed well for the Fund in recent years.

     Other individual portfolio positions that had negative effects on the Fund's relative performance included aerospace stocks Precision Castparts and United Technologies, which underperformed during the period. Despite the difficulties each company faced during the six-month period, we retain an upbeat view on their longer-term growth prospects.

     On the positive side, the Fund's portfolio did own a number of notably strong performers during the period. In the consumer discretionary sector, positions in hotel chain Marriott, O'Reilly Automotive, and Michael Kors all contributed significantly to the Fund's performance. Marriott has been helped by the slower pace of new hotel construction across the industry, which has created a more favorable supply/demand balance. Michael Kors, a designer and distributor of apparel, footwear, accessories, and sportswear, continues to deliver impressive revenue growth thanks to the company's new product categories, strong brand positioning, and additional distribution channels. O'Reilly Automotive, a U.S. retailer of automotive parts, supplies, and accessories, benefited from the harsh winter weather, which fueled demand for auto replacement parts. We believe O'Reilly is a best-in-class operator that has consistently demonstrated stronger fundamentals than its sector peers.

     Stock selection in information technology was also a source of strength for the Fund during the six-month period. Apple, the Fund's top holding,

         Pioneer Oak Ridge Large Cap Growth Fund | Semiannual Report | 5/31/14 5 rebounded from its 2013 underperformance as investors grew to appreciate the company's attractive valuation and free cash flow strength. Positions in Oracle, Google, EMC, and Qualcomm were also among the stocks that added value to the Fund's performance during the period. We continue to seek further opportunities to increase the portfolio's exposure to the information technology sector, a sector which contains a large number of the type of fast-growing, high-quality companies in which we seek to deploy the Fund's assets. Mega-cap technology stocks have been somewhat overlooked in the past several years due to investor concerns about global economic growth, and we believe that trend has created some reasonable valuations in the sector.

Q Did you make any changes to the Fund's portfolio during the six-month period ended May 31, 2014?

A Consistent with our long-term investment approach, we made some minor changes but otherwise maintained portfolio positions in stocks of companies that we believe have strong earnings prospects over the next three years. We sold the Fund's positions in IBM, which we believe lacks upside due to the deteriorating quality of the company's earnings, and Bed Bath & Beyond, which is facing intensifying competition. Additions to the portfolio during the period included Home Depot, CVS Caremark, and LKQ, a provider of after-market vehicle replacement parts. On balance, however, we are optimistic on the earnings outlook for the companies in the Fund's portfolio, particularly those (such as Celgene and Cerner) that have become more attractively valued in the wake of recent underperformance.

Q    What is your outlook?

A Some investors tend to have a short-term focus, particularly in relation to incoming economic data. That characteristic was on display over the past six months, when the market's preferences quickly shifted from more richly valued and somewhat "speculative" companies in the first half of the period toward higher-quality names in the second half. Our investment approach through these shifting winds is to do what we have always done: look past the "noise" to identify companies that we believe can deliver market-beating earnings over the next three to five years.

     Looking at the market from a bottom-up standpoint, we see continued opportunities for outperformance for the types of higher-quality companies we seek to hold in the portfolio. The basis for this positive view is our belief that the key underpinnings of stock market performance remain firmly in place. The U.S. Federal Reserve Board is maintaining its low interest-rate policy, and government bond yields have fallen well off their highs of late 2013. As a result, stocks remain the most attractive option for investors who are looking to generate returns that can keep up with inflation. In addition,

6 Pioneer Oak Ridge Large Cap Growth Fund | Semiannual Report | 5/31/14 market valuations remain inexpensive from a historical perspective, especially in light of the favorable outlook for both corporate earnings growth and continued share buybacks.

     While the balance of 2014 will undoubtedly feature its share of surprises, we believe our portfolio of high-quality stocks is well positioned to deliver strong relative performance in the coming years.

Please refer to the Schedule of Investments on pages 17-20 for a full listing of Fund securities.

Investing in foreign and/or emerging market securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political or regulatory developments or other risks affecting these industries or sectors.

These risks may increase share price volatility.

Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes.

         Pioneer Oak Ridge Large Cap Growth Fund | Semiannual Report | 5/31/14 7

Portfolio Summary | 5/31/14

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

U.S. Common Stocks                                                         95.7%
International Common Stocks                                                 4.3%

Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of equity holdings)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Information Technology                                                     22.1%
Consumer Discretionary                                                     22.0%
Health Care                                                                17.4%
Industrials                                                                13.7%
Consumer Staples                                                            9.7%
Financials                                                                  5.7%
Energy                                                                      4.8%
Materials                                                                   4.6%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of equity holdings)*

 1. Apple, Inc.                                                            4.75%
--------------------------------------------------------------------------------
 2. Celgene Corp.                                                          3.96
--------------------------------------------------------------------------------
 3. Johnson & Johnson, Inc.                                                3.32
--------------------------------------------------------------------------------
 4. Danaher Corp.                                                          3.14
--------------------------------------------------------------------------------
 5. QUALCOMM, Inc.                                                         3.09
--------------------------------------------------------------------------------
 6. Visa, Inc.                                                             3.04
--------------------------------------------------------------------------------
 7. Illinois Tool Works, Inc.                                              3.02
--------------------------------------------------------------------------------
 8. Express Scripts Holding Co.                                            2.78
--------------------------------------------------------------------------------
 9. AMETEK, Inc.                                                           2.68
--------------------------------------------------------------------------------
10. Marriott International, Inc./DE                                        2.67
--------------------------------------------------------------------------------

* This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

8 Pioneer Oak Ridge Large Cap Growth Fund | Semiannual Report | 5/31/14

Prices and Distributions | 5/31/14

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
         Class                      5/31/14                         11/30/13
--------------------------------------------------------------------------------
          A                         $17.96                           $17.40
--------------------------------------------------------------------------------
          B                         $16.42                           $15.97
--------------------------------------------------------------------------------
          C                         $16.52                           $16.07
--------------------------------------------------------------------------------
          R                         $17.31                           $16.78
--------------------------------------------------------------------------------
          Y                         $18.28                           $17.69
--------------------------------------------------------------------------------

Distributions per Share: 12/1/13-5/31/14
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                           Short-Term           Long-Term
         Class          Dividends         Capital Gains        Capital Gains
--------------------------------------------------------------------------------
          A                 $ --              $ --                 $ --
--------------------------------------------------------------------------------
          B                 $ --              $ --                 $ --
--------------------------------------------------------------------------------
          C                 $ --              $ --                 $ --
--------------------------------------------------------------------------------
          R                 $ --              $ --                 $ --
--------------------------------------------------------------------------------
          Y                 $ --              $ --                 $ --
--------------------------------------------------------------------------------

Index Definitions
--------------------------------------------------------------------------------
The Russell 1000 Growth Index is an unmanaged index that measures the performance of U.S. large-cap growth stocks. The Standard & Poor's 500 Index is unmanaged, and represents a broad measure of the U.S. stock market. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts on pages 10-14.

         Pioneer Oak Ridge Large Cap Growth Fund | Semiannual Report | 5/31/14 9

Performance Update | 5/31/14                                      Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Oak Ridge Large Cap Growth Fund at public offering price during the periods shown, compared to the values of the Russell 1000 Growth Index and the S&P 500 Index.

Average Annual Total Returns
(As of May 31, 2014)
--------------------------------------------------------------------------------
           Net      Public     Russell
           Asset    Offering   1000
           Value    Price      Growth    S&P 500
Period     (NAV)    (POP)      Index     Index
--------------------------------------------------------------------------------
10 Years    5.35%    4.72%      8.12%     7.76%
5 Years    14.11    12.76      19.04     18.38
1 Year     19.02    12.18      22.15     20.42
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated April 1, 2014)
--------------------------------------------------------------------------------
           Gross    Net
--------------------------------------------------------------------------------
           1.54%    1.20%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

              Pioneer Oak Ridge          Russell 1000
              Large Cap Growth Fund      Growth Index     S&P 500 Index
5/31/2004     $     9,425                $   10,000       $     10,000
5/31/2005     $     9,999                $   10,333       $     10,823
5/31/2006     $    10,423                $   10,968       $     11,758
5/31/2007     $    11,968                $   13,202       $     14,435
5/31/2008     $    11,302                $   13,180       $     13,468
5/31/2009     $     8,202                $    9,132       $      9,085
5/31/2010     $     9,550                $   11,103       $     10,991
5/31/2011     $    11,282                $   14,371       $     13,843
5/31/2012     $    11,397                $   14,584       $     13,784
5/31/2013     $    13,331                $   17,873       $     17,540
5/31/2014     $    15,867                $   21,832       $     21,123

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Effective February 17, 2004, the maximum sales charge for Class A shares is 5.75%. NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 5.75% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through April 1, 2015, for Class A shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

10 Pioneer Oak Ridge Large Cap Growth Fund | Semiannual Report | 5/31/14

Performance Update | 5/31/14                                      Class B Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class B shares of Pioneer Oak Ridge Large Cap Growth Fund during the periods shown, compared to the values of the Russell 1000 Growth Index and the S&P 500 Index.

Average Annual Total Returns
(As of May 31, 2014)
--------------------------------------------------------------------------------
                               Russell
                               1000
           If       If         Growth    S&P 500
Period     Held     Redeemed   Index     Index
--------------------------------------------------------------------------------
10 Years    4.39%    4.39%      8.12%     7.76%
5 Years    13.08    13.08      19.04     18.38
1 Year     18.05    14.05      22.15     20.42
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated April 1, 2014)
--------------------------------------------------------------------------------
           Gross    Net
--------------------------------------------------------------------------------
           2.70%    2.10%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

              Pioneer Oak Ridge          Russell 1000
              Large Cap Growth Fund      Growth Index     S&P 500 Index
5/31/2004     $       10,000             $      10,000    $     10,000
5/31/2005     $       10,507             $      10,333    $     10,823
5/31/2006     $       10,846             $      10,968    $     11,758
5/31/2007     $       12,357             $      13,202    $     14,435
5/31/2008     $       11,551             $      13,180    $     13,468
5/31/2009     $        8,310             $       9,132    $      9,085
5/31/2010     $        9,592             $      11,103    $     10,991
5/31/2011     $       11,221             $      14,371    $     13,843
5/31/2012     $       11,240             $      14,584    $     13,784
5/31/2013     $       13,018             $      17,873    $     17,540
5/31/2014     $       15,367             $      21,832    $     21,123

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

"If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. "If Redeemed" returns reflect the deduction of applicable contingent deferred sales charge
(CDSC). The maximum CDSC for Class B shares is 4% and declines over five years. For more complete information, please see the prospectus.

All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through April 1, 2015, for Class B shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

        Pioneer Oak Ridge Large Cap Growth Fund | Semiannual Report | 5/31/14 11

Performance Update | 5/31/14                                      Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Oak Ridge Large Cap Growth Fund during the periods shown, compared to the values of the Russell 1000 Growth Index and the S&P 500 Index.

Average Annual Total Returns
(As of May 31, 2014)
--------------------------------------------------------------------------------
                               Russell
                               1000
           If       If         Growth    S&P 500
Period     Held     Redeemed   Index     Index
--------------------------------------------------------------------------------
10 Years    4.46%    4.46%      8.12%     7.76%
5 Years    13.09    13.09      19.04     18.38
1 Year     18.08    18.08      22.15     20.42
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated April 1, 2014)
--------------------------------------------------------------------------------
           Gross    Net
--------------------------------------------------------------------------------
           2.24%    2.10%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

              Pioneer Oak Ridge          Russell 1000
              Large Cap Growth Fund      Growth Index     S&P 500 Index
5/31/2004     $    10,000                $      10,000    $        10,000
5/31/2005     $    10,524                $      10,333    $        10,823
5/31/2006     $    10,889                $      10,968    $        11,758
5/31/2007     $    12,410                $      13,202    $        14,435
5/31/2008     $    11,621                $      13,180    $        13,468
5/31/2009     $     8,360                $       9,132    $         9,085
5/31/2010     $     9,652                $      11,103    $        10,991
5/31/2011     $    11,290                $      14,371    $        13,843
5/31/2012     $    11,309                $      14,584    $        13,784
5/31/2013     $    13,097                $      17,873    $        17,540
5/31/2014     $    15,466                $      21,832    $        21,123

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through April 1, 2015, for Class C shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

12 Pioneer Oak Ridge Large Cap Growth Fund | Semiannual Report | 5/31/14

Performance Update | 5/31/14                                      Class R Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class R shares of Pioneer Oak Ridge Large Cap Growth Fund during the periods shown, compared to the values of the Russell 1000 Growth Index and the S&P 500 Index.

Average Annual Total Returns
(As of May 31, 2014)
--------------------------------------------------------------------------------
                               Russell
                               1000
           If       If         Growth    S&P 500
Period     Held     Redeemed   Index     Index
--------------------------------------------------------------------------------
10 Years    5.02%    5.02%      8.12%     7.76%
5 Years    13.83    13.83      19.04     18.38
1 Year     18.81    18.81      22.15     20.42
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated April 1, 2014)
--------------------------------------------------------------------------------
           Gross    Net
--------------------------------------------------------------------------------
           1.84%    1.45%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

              Pioneer Oak Ridge          Russell 1000
              Large Cap Growth Fund      Growth Index     S&P 500 Index
5/31/2004     $     10,000               $      10,000    $      10,000
5/31/2005     $     10,520               $      10,333    $      10,823
5/31/2006     $     10,939               $      10,968    $      11,758
5/31/2007     $     12,541               $      13,202    $      14,435
5/31/2008     $     11,810               $      13,180    $      13,468
5/31/2009     $      8,544               $       9,132    $       9,085
5/31/2010     $      9,931               $      11,103    $      10,991
5/31/2011     $     11,695               $      14,371    $      13,843
5/31/2012     $     11,780               $      14,584    $      13,784
5/31/2013     $     13,742               $      17,873    $      17,540
5/31/2014     $     16,326               $      21,832    $      21,123

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through April 1, 2015, for Class R shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Class R shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

        Pioneer Oak Ridge Large Cap Growth Fund | Semiannual Report | 5/31/14 13

Performance Update | 5/31/14                                      Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Oak Ridge Large Cap Growth Fund during the periods shown, compared to the values of the Russell 1000 Growth Index and the S&P 500 Index.

Average Annual Total Returns
(As of May 31, 2014)
--------------------------------------------------------------------------------
                               Russell
                               1000
           If       If         Growth    S&P 500
Period     Held     Redeemed   Index     Index
--------------------------------------------------------------------------------
10 Years    5.59%    5.59%      8.12%     7.76%
5 Years    14.26    14.26      19.04     18.38
1 Year     19.17    19.17      22.15     20.42
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated April 1, 2014)
--------------------------------------------------------------------------------
           Gross
--------------------------------------------------------------------------------
           1.17%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

              Pioneer Oak Ridge          Russell 1000
              Large Cap Growth Fund      Growth Index     S&P 500 Index
5/31/2004     $    5,000,000             $   5,000,000    $     5,000,000
5/31/2005     $    5,315,950             $   5,166,716    $     5,411,475
5/31/2006     $    5,561,820             $   5,484,104    $     5,878,760
5/31/2007     $    6,413,387             $   6,601,150    $     7,217,517
5/31/2008     $    6,074,212             $   6,589,984    $     6,734,109
5/31/2009     $    4,422,010             $   4,565,883    $     4,542,325
5/31/2010     $    5,158,472             $   5,551,469    $     5,495,388
5/31/2011     $    6,105,370             $   7,185,279    $     6,921,622
5/31/2012     $    6,180,745             $   7,292,003    $     6,891,784
5/31/2013     $    7,226,572             $   8,936,427    $     8,770,068
5/31/2014     $    8,611,586             $  10,916,165    $    10,561,349

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The performance shown for Class Y shares of the Fund for periods prior to the inception of Class Y shares on August 11, 2004, reflects the NAV performance of the Fund's Class A shares. The performance does not reflect differences in expenses, including Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares of the Fund and its predecessor are generally higher than those of Class Y shares, the performance for Class Y shares for periods prior to their inception on August 11, 2004, would have been higher than the performance shown. For the period beginning August 11, 2004, the actual performance of Class Y shares is reflected.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

14 Pioneer Oak Ridge Large Cap Growth Fund | Semiannual Report | 5/31/14

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an invest-ment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses.You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1)  Divide your account value by $1,000
     Example: an $8,600 account value (divided by) $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Oak Ridge Large Cap Growth Fund

Based on actual returns from December 1, 2013 through May 31, 2014.

--------------------------------------------------------------------------------
Share Class                   A           B          C          R          Y
--------------------------------------------------------------------------------
Beginning Account         $1,000.00   $1,000.00  $1,000.00  $1,000.00  $1,000.00
Value on 12/1/13
--------------------------------------------------------------------------------
Ending Account            $1,032.20   $1,028.30  $1,028.00  $1,031.60  $1,033.40
Value (after expenses)
on 5/31/14
--------------------------------------------------------------------------------
Expenses Paid             $    6.08   $   10.62  $   10.62  $    7.34  $    5.32
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 1.20%, 2.10%, 2.10%, 1.45%, and 1.05%, for Class A, Class B, Class C, Class R and Class Y shares respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

        Pioneer Oak Ridge Large Cap Growth Fund | Semiannual Report | 5/31/14 15

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Oak Ridge Large Cap Growth Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from December 1, 2013 through May 31, 2014.

--------------------------------------------------------------------------------
Share Class                   A           B          C          R          Y
--------------------------------------------------------------------------------
Beginning Account         $1,000.00   $1,000.00  $1,000.00  $1,000.00  $1,000.00
Value on 12/1/13
--------------------------------------------------------------------------------
Ending Account            $1,018.95   $1,014.46  $1,014.46  $1,017.70  $1,019.70
Value (after expenses)
on 5/31/14
--------------------------------------------------------------------------------
Expenses Paid             $    6.04   $   10.55  $   10.55  $    7.29  $    5.29
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 1.20%, 2.10%, 2.10%, 1.45%, and 1.05%, for Class A, Class B, Class C, Class R and Class Y shares respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

16 Pioneer Oak Ridge Large Cap Growth Fund | Semiannual Report | 5/31/14

Schedule of Investments | 5/31/14 (unaudited)

--------------------------------------------------------------------------------
 Shares                                                              Value
--------------------------------------------------------------------------------
              COMMON STOCKS -- 98.6%
              ENERGY -- 4.7%
              Oil & Gas Equipment & Services -- 1.5%
     13,590   Schlumberger, Ltd.                                     $ 1,413,904
--------------------------------------------------------------------------------
              Oil & Gas Exploration & Production -- 3.2%
      7,825   Concho Resources, Inc.*                                $ 1,031,335
     51,260   Denbury Resources, Inc.*                                   865,781
     21,675   Southwestern Energy Co.*                                   985,562
                                                                     -----------
                                                                     $ 2,882,678
                                                                     -----------
              Total Energy                                           $ 4,296,582
--------------------------------------------------------------------------------
              MATERIALS -- 4.2%
              Industrial Gases -- 1.9%
     13,245   Praxair, Inc.                                          $ 1,751,519
--------------------------------------------------------------------------------
              Specialty Chemicals -- 2.3%
     18,835   Ecolab, Inc.                                           $ 2,056,594
                                                                     -----------
              Total Materials                                        $ 3,808,113
--------------------------------------------------------------------------------
              CAPITAL GOODS -- 13.6%
              Aerospace & Defense -- 4.9%
      8,945   Precision Castparts Corp.                              $ 2,262,906
     18,405   United Technologies Corp.                                2,139,029
                                                                     -----------
                                                                     $ 4,401,935
--------------------------------------------------------------------------------
              Electrical Components & Equipment -- 2.6%
     45,152   AMETEK, Inc.                                           $ 2,396,668
--------------------------------------------------------------------------------
              Industrial Conglomerates -- 3.1%
     35,780   Danaher Corp.                                          $ 2,806,225
--------------------------------------------------------------------------------
              Industrial Machinery -- 3.0%
     31,220   Illinois Tool Works, Inc.                              $ 2,702,091
                                                                     -----------
              Total Capital Goods                                    $12,306,919
--------------------------------------------------------------------------------
              CONSUMER DURABLES & APPAREL -- 3.8%
              Apparel, Accessories & Luxury Goods -- 3.8%
     23,395   Michael Kors Holdings, Ltd.*                           $ 2,208,020
     19,955   VF Corp.                                                 1,257,564
                                                                     -----------
                                                                     $ 3,465,584
                                                                     -----------
              Total Consumer Durables & Apparel                      $ 3,465,584
--------------------------------------------------------------------------------
              CONSUMER SERVICES -- 3.6%
              Hotels, Resorts & Cruise Lines -- 2.6%
     38,790   Marriott International, Inc.                           $ 2,390,240
--------------------------------------------------------------------------------
              Restaurants -- 1.0%
     12,645   Starbucks Corp.                                        $   926,120
                                                                     -----------
              Total Consumer Services                                $ 3,316,360
--------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

        Pioneer Oak Ridge Large Cap Growth Fund | Semiannual Report | 5/31/14 17

--------------------------------------------------------------------------------
 Shares                                                              Value
--------------------------------------------------------------------------------
              RETAILING -- 14.3%
              Distributors -- 1.8%
     57,552   LKQ Corp.*                                             $ 1,596,492
--------------------------------------------------------------------------------
              Internet Retail -- 3.1%
      3,446   Amazon.com, Inc.*                                      $ 1,077,047
      1,375   The Priceline Group, Inc.*                               1,758,116
                                                                     -----------
                                                                     $ 2,835,163
--------------------------------------------------------------------------------
              General Merchandise Stores -- 1.4%
     24,595   Dollar Tree, Inc.*                                     $ 1,304,273
--------------------------------------------------------------------------------
              Apparel Retail -- 2.1%
     35,690   The TJX Companies, Inc.                                $ 1,943,320
--------------------------------------------------------------------------------
              Home Improvement Retail -- 2.2%
     24,340   The Home Depot, Inc.                                   $ 1,952,798
--------------------------------------------------------------------------------
              Specialty Stores -- 1.4%
     14,795   Ulta Salon Cosmetics & Fragrance, Inc.*                $ 1,256,096
--------------------------------------------------------------------------------
              Automotive Retail -- 2.3%
     14,105   O'Reilly Automotive, Inc.*                             $ 2,086,835
                                                                     -----------
              Total Retailing                                        $12,974,977
--------------------------------------------------------------------------------
              FOOD & STAPLES RETAILING -- 2.5%
              Drug Retail -- 2.5%
     29,498   CVS Caremark Corp.                                     $ 2,310,283
                                                                     -----------
              Total Food & Staples Retailing                         $ 2,310,283
--------------------------------------------------------------------------------
              FOOD, BEVERAGE & TOBACCO -- 5.2%
              Soft Drinks -- 2.2%
     22,275   PepsiCo., Inc.                                         $ 1,967,551
--------------------------------------------------------------------------------
              Packaged Foods & Meats -- 3.0%
     17,200   Mead Johnson Nutrition Co.                             $ 1,538,884
     33,025   Mondelez International, Inc.                             1,242,400
                                                                     -----------
                                                                     $ 2,781,284
                                                                     -----------
              Total Food, Beverage & Tobacco                         $ 4,748,835
--------------------------------------------------------------------------------
              HOUSEHOLD & PERSONAL PRODUCTS -- 1.9%
              Household Products -- 1.9%
     24,340   Church & Dwight Co., Inc.                              $ 1,685,058
                                                                     -----------
              Total Household & Personal Products                    $ 1,685,058
--------------------------------------------------------------------------------
              HEALTH CARE EQUIPMENT & SERVICES -- 7.3%
              Health Care Distributors -- 2.3%
     29,155   Cardinal Health, Inc.                                  $ 2,059,218
--------------------------------------------------------------------------------
              Health Care Services -- 2.7%
     34,830   Express Scripts Holding Co.*                           $ 2,489,300
--------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

18 Pioneer Oak Ridge Large Cap Growth Fund | Semiannual Report | 5/31/14

--------------------------------------------------------------------------------
 Shares                                                              Value
--------------------------------------------------------------------------------
              Health Care Technology -- 2.3%
     37,840   Cerner Corp.*                                          $ 2,045,252
                                                                     -----------
              Total Health Care Equipment & Services                 $ 6,593,770
--------------------------------------------------------------------------------
              PHARMACEUTICALS, BIOTECHNOLOGY &
              LIFE SCIENCES -- 10.0%
              Biotechnology -- 6.7%
      5,800   Alexion Pharmaceuticals, Inc.*                         $   964,656
     23,135   Celgene Corp.*                                           3,540,349
     19,525   Gilead Sciences, Inc.*                                   1,585,625
                                                                     -----------
                                                                     $ 6,090,630
--------------------------------------------------------------------------------
              Pharmaceuticals -- 3.3%
     29,240   Johnson & Johnson, Inc.                                $ 2,966,690
                                                                     -----------
              Total Pharmaceuticals, Biotechnology & Life Sciences   $ 9,057,320
--------------------------------------------------------------------------------
              DIVERSIFIED FINANCIALS -- 5.7%
              Specialized Finance -- 1.9%
      8,600   Intercontinental Exchange, Inc.                        $ 1,689,040
--------------------------------------------------------------------------------
              Asset Management & Custody Banks -- 2.4%
     11,695   Affiliated Managers Group, Inc.*                       $ 2,205,677
--------------------------------------------------------------------------------
              Investment Banking & Brokerage -- 1.4%
      7,740   The Goldman Sachs Group, Inc.                          $ 1,236,929
                                                                     -----------
              Total Diversified Financials                           $ 5,131,646
--------------------------------------------------------------------------------
              SOFTWARE & SERVICES -- 12.8%
              Internet Software & Services -- 2.4%
      1,120   Google, Inc.                                           $   628,298
      1,120   Google, Inc.*                                              640,248
      5,935   LinkedIn Corp.*                                            950,134
                                                                     -----------
                                                                     $ 2,218,680
--------------------------------------------------------------------------------
              IT Consulting & Other Services -- 3.2%
     19,955   Cognizant Technology Solutions Corp.*                  $   970,013
     26,750   Gartner, Inc.*                                           1,901,658
                                                                     -----------
                                                                     $ 2,871,671
--------------------------------------------------------------------------------
              Data Processing & Outsourced Services -- 3.0%
     12,645   Visa, Inc.                                             $ 2,716,525
--------------------------------------------------------------------------------
              Systems Software -- 4.2%
     24,855   Check Point Software Technologies, Ltd.*               $ 1,602,650
     52,720   Oracle Corp.                                             2,215,294
                                                                     $ 3,817,944
                                                                     -----------
              Total Software & Services                              $11,624,820
--------------------------------------------------------------------------------
              TECHNOLOGY HARDWARE & EQUIPMENT -- 9.0%
              Communications Equipment -- 3.1%
     34,400   Qualcomm, Inc.                                         $ 2,767,480
--------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

Pioneer Oak Ridge Large Cap Growth Fund | Semiannual Report | 5/31/14 19

--------------------------------------------------------------------------------
 Shares                                                              Value
--------------------------------------------------------------------------------
              Computer Hardware -- 4.7%
      6,710   Apple, Inc.                                            $ 4,247,432
--------------------------------------------------------------------------------
              Computer Storage & Peripherals -- 1.2%
     42,660   EMC Corp.                                              $ 1,133,050
                                                                     -----------
              Total Technology Hardware & Equipment                  $ 8,147,962
--------------------------------------------------------------------------------
              TOTAL COMMON STOCKS
              (Cost $52,245,488)                                     $89,468,229
--------------------------------------------------------------------------------
              TOTAL INVESTMENT IN SECURITIES -- 98.6%
              (Cost $52,245,488) (a)                                 $89,468,229
--------------------------------------------------------------------------------
              OTHER ASSETS & LIABILITIES -- 1.4%                     $ 1,265,013
--------------------------------------------------------------------------------
              TOTAL NET ASSETS -- 100.0%                             $90,733,242
================================================================================

*    Non-income producing security.

(a) At May 31, 2014, the net unrealized appreciation on investments based on cost for federal income tax purposes of $52,354,970 was as follows:

     Aggregate gross unrealized appreciation for all investments in which
        there is an excess of value over tax cost                               $37,632,169

     Aggregate gross unrealized depreciation for all investments in
        which there is an excess of tax cost over value                            (518,910)
                                                                                -----------
     Net unrealized appreciation                                                $37,113,259
                                                                                ===========

Purchases and sales of securities (excluding temporary cash investments) for the six months ended May 31, 2014 aggregated $8,170,585 and $14,486,167, respectively.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

     Level 1 -- quoted prices in active markets for identical securities.

     Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) See Notes to Financial Statements -- Note 1A.

     Level 3 -- significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments) See Notes to Financial Statements -- Note 1A.

Generally, equity securities are categorized as Level 1, fixed income securities and senior loans as Level 2 and securities valued using fair value methods (other than prices supplied by independent pricing services or broker-dealers) as Level 3. See Notes to Financial Statements -- Note 1A.

The following is a summary of the inputs used as of May 31, 2014, in valuing the Funds's investments:

--------------------------------------------------------------------------------
                         Level 1         Level 2        Level 3     Total
--------------------------------------------------------------------------------
Common Stocks            $89,468,229     $ --           $ --        $89,468,229
--------------------------------------------------------------------------------
    Total                $89,468,229     $ --           $ --        $89,468,229
================================================================================

During the six months ended May 31, 2014, there were no transfers between Levels 1, 2 and 3.

The accompanying notes are an integral part of these financial statements.

20 Pioneer Oak Ridge Large Cap Growth Fund | Semiannual Report | 5/31/14

Statement of Assets and Liabilities | 5/31/14 (unaudited)

ASSETS:
  Investment in securities (cost $52,245,488)                     $ 89,468,229
  Cash                                                               1,796,146
  Receivables --
     Investment securities sold                                      1,235,415
     Fund shares sold                                                   65,822
     Dividends                                                          65,653
  Due from Pioneer Investment Management, Inc.                           2,108
  Prepaid expenses                                                      50,097
-------------------------------------------------------------------------------
        Total assets                                              $ 92,683,470
===============================================================================
LIABILITIES:
  Payables --
     Fund shares repurchased                                      $    107,964
     Investment securities purchased                                 1,710,347
     Dividends                                                              89
     Trustee fees                                                        1,087
  Due to affiliates                                                     31,923
  Accrued expenses                                                      98,818
-------------------------------------------------------------------------------
        Total liabilities                                         $  1,950,228
===============================================================================
NET ASSETS:
  Paid-in capital                                                 $121,318,781
  Accumulated net investment loss                                     (243,583)
  Accumulated net realized loss on investments                     (67,564,697)
  Net unrealized appreciation on investments                        37,222,741
-------------------------------------------------------------------------------
        Total net assets                                          $ 90,733,242
===============================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $52,538,455/2,924,516 shares)                 $      17.96
  Class B (based on $1,453,930/88,550 shares)                     $      16.42
  Class C (based on $23,353,360/1,414,058 shares)                 $      16.52
  Class R (based on $1,308,378/75,589 shares)                     $      17.31
  Class Y (based on $12,079,119/660,690 shares)                   $      18.28
MAXIMUM OFFERING PRICE:
  Class A ($17.96 (divided by) 94.25%)                            $      19.06
===============================================================================

The accompanying notes are an integral part of these financial statements.

        Pioneer Oak Ridge Large Cap Growth Fund | Semiannual Report | 5/31/14 21

Statement of Operations (unaudited)

For the Six Months Ended 5/31/14

INVESTMENT INCOME:
   Dividends                                                      $    413,128
   Interest                                                                297
---------------------------------------------------------------------------------------------
         Total investment income                                                $    413,425
---------------------------------------------------------------------------------------------
EXPENSES:
   Management fees                                                $    345,897
   Transfer agent fees
     Class A                                                            37,781
     Class B                                                             5,438
     Class C                                                             8,548
     Class R                                                               439
     Class Y                                                               776
   Distribution fees
     Class A                                                            67,515
     Class B                                                             9,001
     Class C                                                           114,772
     Class R                                                             3,070
   Shareholder communications expense                                   56,696
   Administrative reimbursements                                        25,250
   Custodian fees                                                        2,177
   Registration fees                                                    31,817
   Professional fees                                                    19,234
   Printing expense                                                     17,633
   Fees and expenses of nonaffiliated Trustees                           3,336
   Miscellaneous                                                         3,858
---------------------------------------------------------------------------------------------
     Total expenses                                                             $    753,238
     Less fees waived and expenses reimbursed by
         Pioneer Investment Management, Inc.                                         (96,230)
---------------------------------------------------------------------------------------------
     Net expenses                                                               $    657,008
---------------------------------------------------------------------------------------------
         Net investment loss                                                    $   (243,583)
---------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
   Net realized gain on investments                                             $  5,105,399
---------------------------------------------------------------------------------------------
   Change in net unrealized appreciation on investments                         $ (2,012,595)
---------------------------------------------------------------------------------------------
   Net gain on investments                                                      $  3,092,804
---------------------------------------------------------------------------------------------
   Net increase in net assets resulting from operations                         $  2,849,221
=============================================================================================

The accompanying notes are an integral part of these financial statements.

22 Pioneer Oak Ridge Large Cap Growth Fund | Semiannual Report | 5/31/14

Statements of Changes in Net Assets

-----------------------------------------------------------------------------------------
                                                            Six Months
                                                            Ended
                                                            5/31/14        Year Ended
                                                            (unaudited)    11/30/13
-----------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment loss                                         $   (243,583)  $    (387,990)
Net realized gain on investments                               5,105,399       8,350,844
Change in net unrealized appreciation (depreciation)
  on investments                                              (2,012,595)     14,706,206
-----------------------------------------------------------------------------------------
      Net increase in net assets resulting from operations  $  2,849,221   $  22,669,060
-----------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale or exchange of shares                $  5,106,943   $  10,937,014
Reinvestment of distributions                                         --              --
Cost of shares repurchased                                   (13,364,919)    (23,143,312)
-----------------------------------------------------------------------------------------
      Net decrease in net assets resulting from
         Fund share transactions                            $ (8,257,976)  $ (12,206,298)
-----------------------------------------------------------------------------------------
      Net increase (decrease) in net assets                 $ (5,408,755)  $  10,462,762
NET ASSETS:
Beginning of period                                           96,141,997      85,679,235
-----------------------------------------------------------------------------------------
End of period                                               $ 90,733,242   $  96,141,997
-----------------------------------------------------------------------------------------
Accumulated net investment loss                             $   (243,583)  $          --
=========================================================================================

The accompanying notes are an integral part of these financial statements.

        Pioneer Oak Ridge Large Cap Growth Fund | Semiannual Report | 5/31/14 23

------------------------------------------------------------------------------------------------
                                       '14 Shares   '14 Shares
                                       (unaudited)  (unaudited)       '13 Shares   '13 Amount
------------------------------------------------------------------------------------------------
Class A
Shares sold                             157,420     $  2,754,147       441,666     $  6,717,240
Reinvestment of distributions                --               --            --               --
Less shares repurchased                (492,462)      (8,660,061)     (796,255)     (11,936,687)
------------------------------------------------------------------------------------------------
      Net decrease                     (335,042)    $ (5,905,914)     (354,589)    $ (5,219,447)
================================================================================================
Class B
Shares sold or exchanged                  1,988     $     31,657         4,298     $     62,939
Reinvestment of distributions                --               --            --               --
Less shares repurchased                 (54,766)        (878,752)     (152,445)      (2,093,400)
------------------------------------------------------------------------------------------------
      Net decrease                      (52,778)    $   (847,095)     (148,147)    $ (2,030,461)
================================================================================================
Class C
Shares sold                             111,934     $  1,805,514       214,396     $  3,015,205
Reinvestment of distributions                --               --            --               --
Less shares repurchased                (133,228)      (2,150,367)     (318,327)      (4,366,662)
------------------------------------------------------------------------------------------------
      Net decrease                      (21,294)    $   (344,853)     (103,931)    $ (1,351,457)
================================================================================================
Class R
Shares sold                               8,999     $    152,596        15,827     $    227,836
Reinvestment of distributions                --               --            --               --
Less shares repurchased                  (3,868)         (64,648)      (29,705)        (435,165)
------------------------------------------------------------------------------------------------
      Net increase (decrease)             5,131     $     87,948       (13,878)    $   (207,329)
================================================================================================
Class Y
Shares sold                              20,315     $    363,029        59,515     $    913,794
Reinvestment of distributions                --               --            --               --
Less shares repurchased                 (90,727)      (1,611,091)     (282,165)      (4,311,398)
------------------------------------------------------------------------------------------------
      Net decrease                      (70,412)    $ (1,248,062)     (222,650)    $ (3,397,604)
================================================================================================

The accompanying notes are an integral part of these financial statements.

24 Pioneer Oak Ridge Large Cap Growth Fund | Semiannual Report | 5/31/14

Financial Highlights

------------------------------------------------------------------------------------------------------------------------------------
                                                             Six Months
                                                             Ended        Year       Year         Year         Year        Year
                                                             5/31/14      Ended      Ended        Ended        Ended       Ended
                                                             (unaudited)  11/30/13   11/30/12     11/30/11     11/30/10    11/30/09
------------------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                         $  17.40     $  13.46   $  12.02     $  11.59     $ 10.98     $  8.40
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                              $  (0.03)    $  (0.03)  $  (0.03)    $  (0.03)    $  0.00(a)  $  0.02
   Net realized and unrealized (loss) on investments             0.59         3.97       1.47         0.46        0.62        2.59
------------------------------------------------------------------------------------------------------------------------------------
Net (decrease) from investment operations                    $   0.56     $   3.94   $   1.44     $   0.43     $  0.62     $  2.61
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                     $     --     $     --   $     --     $     --     $ (0.01)    $ (0.03)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $   0.56     $   3.94   $   1.44     $   0.43     $  0.61     $  2.58
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $  17.96     $  17.40   $  13.46     $  12.02     $ 11.59     $ 10.98
====================================================================================================================================
Total return*                                                    3.22%       29.27%     11.98%(c)     3.71%(b)    5.62%      31.24%
Ratio of net expenses to average net assets                      1.20%**      1.20%      1.20%        1.20%       1.20%       1.20%
Ratio of net investment income (loss) to average net assets     (0.30)%**    (0.20)%    (0.24)%      (0.21)%      0.01%       0.18%
Portfolio turnover rate                                            18%**        16%        25%          37%         31%         15%
Net assets, end of period (in thousands)                     $ 52,538     $ 56,708   $ 48,629     $ 50,370     $81,235     $88,635
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses                                                1.50%**      1.54%      1.63%        1.55%       1.50%       1.56%
   Net investment loss                                          (0.60)%**    (0.54)%    (0.67)%      (0.56)%     (0.30)%     (0.18)%
====================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

**   Annualized.

(a)  Amount rounds to less than $0.01 per share.

(b) If the Fund had not recognized gain in the settlement of class action lawsuits during the year ended November 30, 2011, the total return would have been 3.56%.

(c) If the Fund had not recognized gain in the settlement of class action lawsuits during the year ended November 30, 2012, the total return would have been 11.57%.

The accompanying notes are an integral part of these financial statements.

        Pioneer Oak Ridge Large Cap Growth Fund | Semiannual Report | 5/31/14 25

------------------------------------------------------------------------------------------------------------------------------------
                                                           Six Months
                                                           Ended        Year       Year         Year         Year       Year
                                                           5/31/14      Ended      Ended        Ended        Ended      Ended
                                                           (unaudited)  11/30/13   11/30/12     11/30/11     11/30/10   11/30/09
------------------------------------------------------------------------------------------------------------------------------------
Class B
Net asset value, beginning of period                       $  15.97     $  12.47   $  11.24     $  10.94     $  10.44   $   8.03
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment loss                                     $  (0.12)    $  (0.22)  $  (0.18)    $  (0.16)    $  (0.11)  $  (0.06)(a)
   Net realized and unrealized gain (loss) on investments      0.57         3.72       1.41         0.46         0.61       2.47
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations         $   0.45     $   3.50   $   1.23     $   0.30     $   0.50   $   2.41
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                   $     --     $     --   $     --     $     --     $     --   $     --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                 $   0.45     $   3.50   $   1.23     $   0.30     $   0.50   $   2.41
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                             $  16.42     $  15.97   $  12.47     $  11.24     $  10.94   $  10.44
====================================================================================================================================
Total return*                                                  2.82%       28.07%     10.94%(c)     2.74%(b)     4.79%     30.01%
Ratio of net expenses to average net assets                    2.10%**      2.10%      2.10%        2.10%        2.10%      2.10%
Ratio of net investment loss to average net assets            (1.21)%**    (1.09)%    (1.15)%      (1.10)%      (0.90)%    (0.72)%
Portfolio turnover rate                                          18%**        16%        25%          37%          31%        15%
Net assets, end of period (in thousands)                   $  1,454     $  2,257   $  3,608     $  5,014     $  7,794   $ 12,006
Ratios with no waiver of fees and assumption of expenses
   by the Adviser and no reduction for fees paid
   indirectly:
   Total expenses                                              2.78%**      2.70%      2.66%        2.60%        2.48%      2.59%
   Net investment loss                                        (1.89)%**    (1.69)%    (1.71)%      (1.61)%      (1.28)%    (1.21)%
====================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

**   Annualized.

(a) The amount shown for a share outstanding does not correspond with the aggregate gain on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

(b) If the Fund had not recognized gain in the settlement of class action lawsuits during the year ended November 30, 2011, the total return would have been 2.36%.

(c) If the Fund had not recognized gain in the settlement of class action lawsuits during the year ended November 30, 2012, the total return would have been 10.53%.

The accompanying notes are an integral part of these financial statements.

26 Pioneer Oak Ridge Large Cap Growth Fund | Semiannual Report | 5/31/14

------------------------------------------------------------------------------------------------------------------------------------
                                                           Six Months
                                                           Ended        Year       Year         Year         Year       Year
                                                           5/31/14      Ended      Ended        Ended        Ended      Ended
                                                           (unaudited)  11/30/13   11/30/12     11/30/11     11/30/10   11/30/09
------------------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                       $  16.07     $  12.54   $  11.30     $  11.00     $  10.50   $   8.08
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment loss                                     $  (0.10)    $  (0.16)  $  (0.15)    $  (0.14)    $  (0.10)  $  (0.06)(a)
   Net realized and unrealized gain (loss) on investments      0.55         3.69       1.39         0.44         0.60       2.48
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations         $   0.45     $   3.53   $   1.24     $   0.30     $   0.50   $   2.42
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                   $     --     $     --   $     --     $     --     $     --   $     --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                 $   0.45     $   3.53   $   1.24     $   0.30     $   0.50   $   2.42
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                             $  16.52     $  16.07   $  12.54     $  11.30     $  11.00   $  10.50
====================================================================================================================================
Total return*                                                  2.80%       28.15%     10.97%(c)     2.73%(b)     4.76%     29.95%
Ratio of net expenses to average net assets+                   2.10%**      2.10%      2.10%        2.10%        2.10%      2.10%
Ratio of net investment loss to average net assets+           (1.20)%**    (1.10)%    (1.14)%      (1.10)%      (0.90)%    (0.72)%
Portfolio turnover rate                                          18%**        16%        25%          37%          31%        15%
Net assets, end of period (in thousands)                   $ 23,353     $ 23,060   $ 19,298     $ 19,692     $ 25,199   $ 28,305
Ratios with no waiver of fees and assumption of expenses
   by the Adviser and no reduction for fees paid
   indirectly:
   Total expenses                                              2.16%**      2.24%      2.30%        2.27%        2.24%      2.29%
   Net investment loss                                        (1.26)%**    (1.24)%    (1.34)%      (1.28)%      (1.03)%    (0.91)%
====================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

**   Annualized.

(a) The amount shown for a share outstanding does not correspond with the aggregate gain on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

(b) If the Fund had not recognized gain in the settlement of class action lawsuits during the year ended November 30, 2011, the total return would have been 2.39%.

(c) If the Fund had not recognized gain in the settlement of class action lawsuits during the year ended November 30, 2012, the total return would have been 10.58%.

The accompanying notes are an integral part of these financial statements.

        Pioneer Oak Ridge Large Cap Growth Fund | Semiannual Report | 5/31/14 27

------------------------------------------------------------------------------------------------------------------------------------
                                                          Six Months
                                                          Ended        Year       Year         Year         Year        Year
                                                          5/31/14      Ended      Ended        Ended        Ended       Ended
                                                          (unaudited)  11/30/13   11/30/12     11/30/11     11/30/10    11/30/09
------------------------------------------------------------------------------------------------------------------------------------
Class R
Net asset value, beginning of period                      $  16.78     $  13.01   $  11.66     $  11.27     $ 10.69     $   8.17
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment loss                                    $  (0.05)    $  (0.07)  $  (0.07)    $  (0.07)    $ (0.02)    $  (0.01)(a)
   Net realized and unrealized gain (loss) on investments     0.58         3.84       1.42         0.46        0.60         2.53
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations        $   0.53     $   3.77   $   1.35     $   0.39     $  0.58     $   2.52
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                  $     --     $     --   $     --     $     --     $ (0.00)(b) $     --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                $   0.53     $   3.77   $   1.35     $   0.39     $  0.58     $   2.52
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                            $  17.31     $  16.78   $  13.01     $  11.66     $ 11.27     $  10.69
====================================================================================================================================
Total return*                                                 3.16%       28.98%     11.58%(d)     3.46%(c)    5.44%       30.84%
Ratio of net expenses to average net assets                   1.45%**      1.45%      1.45%        1.45%       1.45%        1.45%
Ratio of net investment loss to average net assets           (0.56)%**    (0.46)%    (0.52)%      (0.46)%     (0.24)%      (0.09)%
Portfolio turnover rate                                         18%**        16%        25%          37%         31%          15%
Net assets, end of period (in thousands)                  $  1,308     $  1,183   $  1,098     $  1,314     $ 2,168     $  2,400
Ratios with no waiver of fees and assumption of expenses
   by the Adviser and no reduction for fees paid
   indirectly:
   Total expenses                                             1.81%**      1.84%      1.96%        1.73%       1.67%        1.82%
   Net investment loss                                       (0.92)%**    (0.85)%    (1.03)%      (0.74)%     (0.47)%      (0.46)%
====================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

**   Annualized.

(a) The amount shown for a share outstanding does not correspond with the aggregate gain on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

(b)  Amount rounds to less than $0.01 or $(0.01) per share.

(c) If the Fund had not recognized gain in the settlement of class action lawsuits during the year ended November 30, 2011, the total return would have been 3.06%.

(d) If the Fund had not recognized gain in the settlement of class action lawsuits during the year ended November 30, 2012, the total return would have been 11.24%.

The accompanying notes are an integral part of these financial statements.

28 Pioneer Oak Ridge Large Cap Growth Fund | Semiannual Report | 5/31/14

------------------------------------------------------------------------------------------------------------------------------------
                                                             Six Months
                                                             Ended        Year       Year          Year          Year      Year
                                                             5/31/14      Ended      Ended         Ended         Ended     Ended
                                                             (unaudited)  11/30/13   11/30/12      11/30/11      11/30/10  11/30/09
------------------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                         $  17.69     $  13.68   $  12.21      $  11.75      $ 11.12   $  8.50
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                              $  (0.01)    $  (0.03)  $  (0.02)     $  (0.00)(a)  $  0.03   $  0.05
   Net realized and unrealized gain (loss) on investments        0.60         4.04       1.49          0.46         0.63      2.61
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $   0.59     $   4.01   $   1.47      $   0.46      $  0.66   $  2.66
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                     $     --     $     --   $     --      $     --      $ (0.03)  $ (0.04)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $   0.59     $   4.01   $   1.47      $   0.46      $  0.63   $  2.62
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $  18.28     $  17.69   $  13.68      $  12.21      $ 11.75   $ 11.12
====================================================================================================================================
Total return*                                                    3.34%       29.31%     12.04%(c)      3.91%(b)     5.93%    31.41%
Ratio of net expenses to average net assets                      1.05%**      1.17%      1.11%         0.97%        0.94%     0.98%
Ratio of net investment income (loss) to average net assets     (0.15)%**    (0.17)%    (0.15)%        0.01%        0.26%     0.45%
Portfolio turnover rate                                            18%**        16%        25%           37%          31%       15%
Net assets, end of period (in thousands)                     $ 12,079     $ 12,934   $ 13,046      $ 16,385      $46,323   $59,976
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses                                                1.05%**      1.17%      1.11%         0.97%        0.94%     0.98%
   Net investment income (loss)                                 (0.15)%**    (0.17)%    (0.15)%        0.01%        0.26%     0.45%
====================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

**   Annualized.

(a)  Amount rounds to less than $(0.01) per share.

(b) If the Fund had not recognized gain in the settlement of class action lawsuits during the year ended November 30, 2011, the total return would have been 3.56%.

(c) If the Fund had not recognized gain in the settlement of class action lawsuits during the year ended November 30, 2012, the total return would have been 11.65%.

The accompanying notes are an integral part of these financial statements.

        Pioneer Oak Ridge Large Cap Growth Fund | Semiannual Report | 5/31/14 29

Notes to Financial Statements | 5/31/14 (unaudited)

1. Organization and Significant Accounting Policies

Pioneer Oak Ridge Large Cap Growth Fund (the Fund) is one of two portfolios comprising Pioneer Series Trust I, a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek capital appreciation by investing in a diversified portfolio of securities consisting primarily of common stocks.

The Fund offers five classes of shares designated as Class A, Class B, Class C, Class R, and Class Y shares. Class B, Class C and Class R shares were first publicly offered on February 17, 2004. Class Y shares were first publicly offered on August 11, 2004. Effective as of the close of business on December 31, 2009, Class B shares are no longer offered to new or existing shareholders, except that dividends and/or capital gain distributions may continue to be reinvested in Class B shares, and shareholders may exchange their Class B shares for Class B shares of other Pioneer funds, as permitted by existing exchange privileges. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares. Class B shares convert to Class A shares approximately eight years after the date of purchase.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

30 Pioneer Oak Ridge Large Cap Growth Fund | Semiannual Report | 5/31/14

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

A.   Security Valuation

     Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange
     (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset value, securities that have traded on an exchange are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued at the mean between the last bid and asked prices. Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost. Shares of money market mutual funds are valued at such funds' net asset value.

     Trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times.

     Securities for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of Pioneer Investment Management, Inc.
     (PIM), the Fund's investment adviser, pursuant to procedures adopted by the Fund's Board of Trustees. PIM's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. PIM's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

     Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices and such differences could be material.

     At May 31, 2014, there were no securities that were valued using fair value methods (other than securities that were valued using prices supplied by independent pricing services or broker-dealers).

        Pioneer Oak Ridge Large Cap Growth Fund | Semiannual Report | 5/31/14 31

     Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

     Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B.   Federal Income Taxes

     It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of May 31, 2014, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax returns filed within the prior three years are subject to examination by Federal and State tax authorities.

     The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. generally accepted accounting principles. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

     The Tax character of current year distributions payable will be determined at the end of the current taxable year. There were no distributions paid during the six months ended May 31, 2014.

     The following shows the components of distributable earnings on a federal income tax basis at November 30, 2013:

     ---------------------------------------------------------------------------
                                                                          2013
     ---------------------------------------------------------------------------
     Distributable Earnings:
     Capital loss carryforward                                     $(72,560,614)
     Net unrealized appreciation                                     39,125,854
     ---------------------------------------------------------------------------
          Total                                                    $(33,434,760)
     ===========================================================================

     The difference between book-basis and tax-basis net unrealized appreciation is attributable to the tax deferral of losses on wash sales.


32 Pioneer Oak Ridge Large Cap Growth Fund | Semiannual Report | 5/31/14

C.   Fund Shares

     The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), earned $3,598 in underwriting commissions on the sale of Class A shares during the six months ended May 31, 2014.

D.   Class Allocations

     Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

     Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B, Class C, and Class R shares of the Fund, respectively (see Note 4). Class Y shares do not pay distribution fees. All expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

     Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class B, Class C, Class R and Class Y shares can reflect different transfer agent and distribution expense rates.

E.   Risks

     The Fund invests in a limited number of securities, and, as a result, the Fund's performance may be more volatile than the performance of other funds holding more securities. At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

F.   Repurchase Agreements

     With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or a subcustodian of the Fund. PIM is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

        Pioneer Oak Ridge Large Cap Growth Fund | Semiannual Report | 5/31/14 33

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.75% of the Fund's average daily net assets up to $1 billion and 0.70% on assets over $1 billion. For the six months ended May 31, 2014, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.75% of the Fund's average daily net assets.

PIM, and not the Fund, pays a portion of the fee it receives from the Fund to Oak Ridge Investments, LLC (Oak Ridge) as compensation for Oak Ridge's subadvisory services to the Fund.

On January 7, 2005, Pioneer Investment Management USA, Inc. ("PIMUSA") acquired a 49% ownership interest in Oak Ridge from the existing shareholders of Oak Ridge. As part of the acquisition, PIMUSA also obtained the right to purchase from the existing shareholders of Oak Ridge (i) an additional 11% ownership interest in Oak Ridge two years from the date on which the acquisition was consummated, and (ii) the remaining ownership interest twelve years from the date on which the acquisition was consummated. Consequently, the acquisition provides PIMUSA the ability to own 100% of Oak Ridge over time. PIMUSA is the direct parent of PIM. As of May 31, 2014, PIMUSA has yet to exercise the aforementioned acquisition rights.

PIM has entered into an agreement with Oak Ridge pursuant to which Oak Ridge would acquire PIM's business related to managing the Fund. In addition, Oak Ridge has agreed to repurchase PIMUSA's 49% interest in Oak Ridge. These transactions are contingent upon shareholder approval of the proposed reorganizations of the Fund and Pioneer Oak Ridge Small Cap Growth Fund, a separate series of the Trust, into series of Investment Managers Series Trust (see Note 8).

PIM has contractually agreed to limit ordinary operating expenses of the Fund to the extent required to reduce Fund expenses to 1.20%, 2.10%, 2.10% and 1.45% of the average daily net assets attributable to Class A, Class B, Class C and Class R shares, respectively. Class Y shares do not have an expense limitation. Fees waived and expenses reimbursed during the six months ended May 31, 2014 are reflected on the Statement of Operations. These expense limitations are in effect through April 1, 2015. There can be no assurance that PIM will extend the expense limitation agreement for a class of shares beyond the date referred to above.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $6,914 in management fees, administrative costs and certain other reimbursements payable to PIM at May 31, 2014.

34 Pioneer Oak Ridge Large Cap Growth Fund | Semiannual Report | 5/31/14

3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates.

In addition, the Fund reimburses PIMSS for out-of-pocket expenses incurred by PIMSS related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts.

For the six months ended May 31, 2014, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
Shareholder Communications:
--------------------------------------------------------------------------------
Class A                                                                  $36,581
Class B                                                                    1,735
Class C                                                                   13,002
Class R                                                                    1,664
Class Y                                                                    3,714
--------------------------------------------------------------------------------
  Total                                                                  $56,696
================================================================================

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $21,840 in transfer agent fees and out-of-pocket reimbursements payable to PIMSS at May 31, 2014.

4. Distribution and Service Plans

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class B, Class C and Class R shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00% of the average daily net assets attributable to Class B and Class C shares. The fee for Class B and Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Pursuant to the Plan, the Fund further pays PFD 0.50% of the average daily net assets attributable to Class R shares for distribution services. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $3,169 in distribution fees payable to PFD at May 31, 2014.

The Fund also has adopted a separate service plan for Class R shares (Service
Plan). The Service Plan authorizes the Fund to pay securities dealers, plan administrators or other service organizations that agree to provide certain services to retirement plans or plan participants holding shares of the Fund a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class R shares held by such plans.

        Pioneer Oak Ridge Large Cap Growth Fund | Semiannual Report | 5/31/14 35

In addition, redemptions of each class of shares (except Class R and Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Class B shares that are redeemed within five years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class R or Class Y shares. Proceeds from the CDSCs are paid to PFD. For the six months ended May 31, 2014, CDSCs in the amount of $448 were paid to PFD.

5. Expense Offset Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS which may result in a reduction in the Fund's total expenses due to interest earned on cash held by PIMSS. For the six months ended May 31, 2014, the Fund's expenses were not reduced under such arrangements.

6. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. The credit facility in effect until February 12, 2014 is in the amount of $215 million. As of February 12, 2014, the facility is in the amount of $240 million. Under such facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate (LIBOR) plus 0.90% (0.85% as of February 12, 2014) on an annualized basis, or the Alternate Base Rate, which is the greater of (a) the facility's administrative agent's daily announced prime rate on the borrowing date, (b) 2% plus the Federal Funds Rate on the borrowing date and (c) 2% plus the overnight Eurodollar rate on the borrowing date. The Funds pay an annual commitment fee to participate in a credit facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the six months ended May 31, 2014, the Fund had no borrowings under a credit facility.

36 Pioneer Oak Ridge Large Cap Growth Fund | Semiannual Report | 5/31/14

7. Change in Independent Registered Public Accounting Firm

The Board of Trustees of the Fund, with the approval and recommendation of the Audit Committee, appointed Deloitte & Touche LLP to serve as the Fund's independent registered public accounting firm for the fiscal year ending November 30, 2014. Deloitte & Touche LLP replaces Ernst & Young LLP, which resigned as the Fund's independent registered public accounting firm, effective upon completion of the audit of the Fund's financial statements for the fiscal year ended November 30, 2013.

During the periods that Ernst & Young LLP served as the Fund's independent registered public accounting firm, including the Fund's two most recent fiscal years, Ernst & Young LLP's reports on the financial statements of the Fund have not contained an adverse opinion or disclaimer of opinion and have not been qualified or modified as to uncertainty, audit scope or accounting principles. Further, there have been no disagreements with Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Ernst & Young LLP would have caused Ernst & Young LLP to make reference to the subject matter of the disagreement in connection with its report on the financial statements. In addition, there have been no reportable events of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934.

8. Proposed Reorganization

The Board of Trustees of the Fund has approved the reorganization of the Fund into Oak Ridge Large Cap Growth Fund, a newly-organized series of Investment Managers Series Trust. The proposed reorganization will be submitted to shareholders of the Fund for approval. If approved by shareholders, it is expected that the reorganization will be completed in the fourth quarter of 2014.

        Pioneer Oak Ridge Large Cap Growth Fund | Semiannual Report | 5/31/14 37

Trustees, Officers and Service Providers

Trustees                               Officers
Thomas J. Perna, Chairman              Daniel K. Kingsbury, President*
David R. Bock                          Mark D. Goodwin, Executive
Benjamin M. Friedman                      Vice President
Margaret B.W. Graham                   Mark E. Bradley, Treasurer**
Daniel K. Kingsbury                    Christopher J. Kelley, Secretary
Marc O. Mayer***
Marguerite A. Piret
Kenneth J. Taubes
Stephen K. West****

Investment Adviser and Administrator
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Bingham McCutchen LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information re-garding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

*    Chief Executive Officer of the Fund.

**   Chief Financial and Accounting Officer of the Fund.

***  Mr. Mayer resigned as a Trustee of the Pioneer Funds effective May 6, 2014.

**** Mr. West resigned as a Trustee of the Pioneer Funds effective
     July 15, 2014.

38 Pioneer Oak Ridge Large Cap Growth Fund | Semiannual Report | 5/31/14

                           This page for your notes.

        Pioneer Oak Ridge Large Cap Growth Fund | Semiannual Report | 5/31/14 39

                           This page for your notes.

40 Pioneer Oak Ridge Large Cap Growth Fund | Semiannual Report | 5/31/14

                           This page for your notes.

        Pioneer Oak Ridge Large Cap Growth Fund | Semiannual Report | 5/31/14 41

                           This page for your notes.

42 Pioneer Oak Ridge Large Cap Growth Fund | Semiannual Report | 5/31/14

                           This page for your notes.

        Pioneer Oak Ridge Large Cap Growth Fund | Semiannual Report | 5/31/14 43

                           This page for your notes.

44 Pioneer Oak Ridge Large Cap Growth Fund | Semiannual Report | 5/31/14

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                   ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)

Visit our web site: us.pioneerinvestments.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO] PIONEER
       Investments(R)

Pioneer Investment Management, Inc.
60 State Street
Boston, MA 02109
us.pioneerinvestments.com

Securities offered through Pioneer Funds Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(C) 2014 Pioneer Investments 19392-08-0714


                        Pioneer Oak Ridge
                        Small Cap Growth Fund

                        (See "Note to Shareholders" on Page 4 for important information about the Fund's proposed reorganization.)

--------------------------------------------------------------------------------
                        Semiannual Report | May 31, 2014
--------------------------------------------------------------------------------

                        Ticker Symbols:

                        Class A     ORIGX
                        Class B     ORIBX
                        Class C     ORICX
                        Class K     ORIKX
                        Class R     ORSRX
                        Class Y     ORIYX

                        [LOGO] PIONEER
                               Investments(R)
                        visit us: us.pioneerinvestments.com

Table of Contents

Letter to Shareowners                                                         2

Portfolio Management Discussion                                               4

Portfolio Summary                                                             8

Prices and Distributions                                                      9

Performance Update                                                           10

Comparing Ongoing Fund Expenses                                              16

Schedule of Investments                                                      18

Financial Statements                                                         23

Notes to Financial Statements                                                33

Trustees, Officers and Service Providers                                     41


         Pioneer Oak Ridge Small Cap Growth Fund | Semiannual Report | 5/31/14 1

President's Letter

Dear Shareowner,

As we move past the midway point of 2014, U.S. economic growth is still expected to exceed 2% for the full calendar year, despite the fact that U.S. gross domestic product (GDP) for the first quarter was revised down to -2.9% in May. The markets, in fact, almost completely ignored that bad news, as more timely data -- especially labor market data -- pointed to continuing economic strength. By mid-year, the number of people filing initial unemployment claims and the number of job openings were at levels last seen during the boom years of 2005 through 2007, and unemployment was down to just over 6%. Barring an external shock, we think it's likely that the domestic economic expansion will continue.

A modestly improving European economy and continuing economic improvement in Japan appear likely to result in improving global economic growth in the second half of 2014, further supporting the U.S. economy. Some slack remains in the labor markets and capacity utilization, which offers the potential for continuing non-inflationary growth.

The Federal Reserve System (the Fed) is widely expected to end its QE (quantitative easing) program by the end of this year, and to begin raising the Federal funds rate in 2015. The timing and pace of Fed's actions remain uncertain: Fed Chair Janet Yellen has continually stressed that Fed policy will be sensitive to incoming economic data.

While the U.S. economy appears robust and the global economy seems to be improving, there are still weaknesses and risks to the economic outlook. Risks of an adverse shock also remain. Military conflicts and political tensions are widespread, with particular concerns about recent developments in the Middle East that could prove disruptive to the global oil supply. While most of the widely recognized risks may already be "priced into" the market, we caution against complacency and believe investors should continue to expect market volatility.

At Pioneer, we have long advocated the benefits of staying diversified and investing for the long term. And while diversification does not assure a profit or protect against loss in a declining market, we believe there are still opportunities for prudent investors to earn attractive returns. Our advice, as always, is to work closely with a trusted financial advisor to discuss your goals

2 Pioneer Oak Ridge Small Cap Growth Fund | Semiannual Report | 5/31/14 and work together to develop an investment strategy that meets your individual needs, keeping in mind that there is no single best strategy that works for every investor.

Pioneer's investment teams have, since 1928, sought out attractive opportunities in equity and bond markets, using in-depth research to identify undervalued individual securities, and using thoughtful risk management to construct portfolios which seek to balance potential risks and rewards in an ever-changing world.

We encourage you to learn more about Pioneer and our time-tested approach to investing by consulting with your financial advisor or visiting us online at us.pioneerinvestments.com. We greatly appreciate your trust in us, and we thank you for investing with Pioneer.

Sincerely,

/s/ Daniel K. Kingsbury

Daniel K. Kingsbury
President and CEO
Pioneer Investment Management USA, Inc.

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

         Pioneer Oak Ridge Small Cap Growth Fund | Semiannual Report | 5/31/14 3

Portfolio Management Discussion | 5/31/14

In the following interview, David Klaskin, Chairman, Chief Executive Officer and Chief Investment Officer of Oak Ridge Investments, LLC, the sub-adviser of Pioneer Oak Ridge Small Cap Growth Fund, discusses the factors that influenced the Fund's performance during the six-month period ended May 31, 2014. Mr. Klaskin is Pioneer Oak Ridge Small Cap Growth Fund's lead portfolio manager.

Note to Shareholders: The Board of Trustees of the Fund has approved the reorganization of the Fund into Oak Ridge Small Cap Growth Fund, a newly-organized series of Investment Managers Series Trust. The proposed reorganization will be submitted to shareholders of Pioneer Oak Ridge Small Cap Growth Fund for approval. If approved by shareholders, it is expected that the reorganization will be completed in the fourth quarter of 2014.

Q   How did the Fund perform during the six-month period ended May 31, 2014?

A Pioneer Oak Ridge Small Cap Growth Fund's Class A shares returned -2.32% at net asset value during the six-month period ended May 31, 2014, while the Fund's benchmarks, the Russell 2000 Growth Index and the Russell 2000 Index, returned -1.79% and -0.10%, respectively. During the same period, the average return of the 539 mutual funds in Lipper's Small Cap Growth Funds category was -2.85%, and the average return of the 730 mutual funds in Morningstar's Small Growth category was -2.34%.

Q Could you cite the primary factors that affected the Fund's performance relative to its primary benchmark, the Russell 2000 Growth Index (the Russell Index), during the six-month period ended May 31, 2014?

A While stock selection results relative to the benchmark were solid during the past six months, the Fund was unable to keep pace with the overall return of the Russell Index due to underperformance in the first half of the period. In the final three months of the period, however, the Fund's relative performance staged a meaningful recovery, but it was not sufficient to make up for the performance shortfall during the first three months. The market's shifting preferences between stocks of smaller, richly valued companies and those with what appeared to be reasonable valuations and tangible growth prospects was a major theme during the six-month period. The former dominated market performance in the first half of the period, while the latter rallied in the second half.

4 Pioneer Oak Ridge Small Cap Growth Fund | Semiannual Report | 5/31/14

    A good example of the changing market environment over the six-month period is the health care sector. The Fund has a large weighting in biotechnology/pharmaceutical stocks (bio/pharma), but we emphasize owning companies with what we believe are solid earnings prospects and products that are either on the market or close to final approval. While our investment approach initially weighed on the Fund's benchmark-relative returns amid the outperformance of some early-stage bio/pharma companies during the first half of the period, it ultimately added value over the full six months. The Fund's leading individual performer within bio/pharma was a position in Questcor Pharmaceuticals, which was bought out at a premium by the Irish company Mallinckrodt. Portfolio positions in Akorn and Globus Medical also aided the Fund's performance during the period. We hold a positive view on the health care sector in general, believing it has a higher degree of earnings visibility than the overall market. Once the severe winter weather began to affect earnings results across the U.S. market, the earnings visibility of the sector became an even more attractive attribute. Further, we see a high representation of reasonably valued, fast-growing companies in health care, notwithstanding the frothy performance in certain areas of the biotechnology industry.

    Relative performance also benefited from stock selection in the financials sector. Although the portfolio's holdings in the sector produced a negative return for the period, the Fund's performance in financials declined by far less than that of the Russell Index. A particularly good performer for the Fund in the financials sector was a position in Stifel Financial, a brokerage/investment banking company that executed well during a time when the broader industry was under pressure.

    Our decision to underweight the Fund in the consumer discretionary sector also boosted benchmark-relative returns. We shied away from owning companies in the sector due to what we saw as a lower degree of earnings visibility and high valuations following several years of outperformance.

    Stock selection results in consumer staples and information technology were the biggest detractors from the Fund's benchmark-relative performance during the period.

    In technology, a portfolio position in Cardtronics, a provider of automated transaction processing for ATMs and other financial kiosks, detracted the most from the Fund's relative returns. Cardtronics experienced slower revenue expansion during the period due to flat ATM transaction growth. Additionally, Cardtronics' stock was hit by fears that the company could lose its large contract with the 7-Eleven convenience store chain in 2017.

         Pioneer Oak Ridge Small Cap Growth Fund | Semiannual Report | 5/31/14 5

    The Fund's investment in SeaChange International, a provider of multi-screen television products and services, also lost ground during the period due to sluggish order flows from its large customers. We continue to hold the stock in the portfolio, however, as we believe SeaChange has a compelling market position and could be attractive to a potential buyer. On the plus side, the Fund's performance in information technology was boosted by our decision to add to an existing portfolio position in EPAM Systems, a provider of outsourcing services whose operations are based in Eastern Europe. We added to the Fund's position after EPAM's stock sold off in the wake of the conflict between Russia and the Ukraine, but the stock subsequently rebounded once the conflict abated.

    In the consumer staples sector, the primary detractors from the Fund's performance were positions in stocks related to organic and natural foods, including Fresh Market, Annie's, and United Natural Foods. We have held a positive view on this portion of the consumer staples sector based on strong underlying demographics and Americans' growing emphasis on health and wellness, but the portfolio's holdings in this area underperformed during the period due to inventory reductions, rising competition, and general market softness. We retained the Fund's positions in Annie's and United Natural Foods, but sold Fresh Market from the portfolio.

Q   What is your outlook?

A Looking at the market from a bottom-up standpoint, we see continued opportunities for outperformance for the types of higher-quality companies we seek to hold in the portfolio. The basis for this positive view is our belief that the key underpinnings of stock market performance remain firmly in place. The U.S. Federal Reserve Board is maintaining its low interest-rate policy, and government bond yields have fallen well off their highs of late 2013. As a result, stocks remain the most attractive option for investors who are looking to generate returns that can keep up with inflation.

    Small-cap valuations have increased during the past several years, but we believe the increases are supported by strong earnings and rising share repurchases. Share buybacks traditionally have been the province of large-cap companies, since small caps typically need to use their cash to finance operations. Now, however, cash levels are high enough that smaller companies have joined their large-cap counterparts in retiring shares--a very positive development for the asset class as a whole.

    We believe the outlook for small caps is also supported by the favorable prospects for increased merger-and-acquisition (M&A) activity. In a sluggish economic environment, many larger companies need to "buy

6 Pioneer Oak Ridge Small Cap Growth Fund | Semiannual Report | 5/31/14 growth" through acquisitions in order to maintain rising earnings. The types of companies in which we typically invest the Fund's assets have characteristics that many suitors also find attractive, and we believe a pickup in M&A activity can potentially benefit the Fund's performance.

    We expect to maintain our long-standing approach of looking past market "noise" to identify companies that we believe can deliver market-beating earnings over the next three to five years. While the balance of 2014 will undoubtedly feature its share of surprises, we believe our portfolio of high-quality stocks is well positioned to deliver strong relative performance in the coming years.

Please refer to the Schedule of Investments on pages 18-22 for a full listing of Fund securities.

Investments in small companies may offer the potential for higher returns, but are also subject to greater short-term price fluctuations than larger, more established companies.

Investing in foreign and/or emerging market securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes.

         Pioneer Oak Ridge Small Cap Growth Fund | Semiannual Report | 5/31/14 7

Portfolio Summary | 5/31/14

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

U.S. Common Stocks                                                       100.0%

Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of equity holdings)

Health Care                                                               25.2%
Industrials                                                               23.8%
Information Technology                                                    23.6%
Consumer Discretionary                                                    10.4%
Financials                                                                 8.3%
Energy                                                                     5.0%
Telecommunication Services                                                 2.0%
Consumer Staples                                                           1.7%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of equity holdings)*

 1. Akorn, Inc.                                                           4.70%
--------------------------------------------------------------------------------
 2. Questcor Pharmaceuticals, Inc.                                        3.76
--------------------------------------------------------------------------------
 3. Colfax Corp.                                                          3.02
--------------------------------------------------------------------------------
 4. WEX, Inc.                                                             2.93
--------------------------------------------------------------------------------
 5. Portfolio Recovery Associates, Inc.                                   2.92
--------------------------------------------------------------------------------
 6. The Middleby Corp.                                                    2.88
--------------------------------------------------------------------------------
 7. EPAM Systems, Inc.                                                    2.74
--------------------------------------------------------------------------------
 8. AO Smith Corp.                                                        2.42
--------------------------------------------------------------------------------
 9. Watsco, Inc.                                                          2.42
--------------------------------------------------------------------------------
10. NPS Pharmaceuticals, Inc.                                             2.37
--------------------------------------------------------------------------------

* This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

8 Pioneer Oak Ridge Small Cap Growth Fund | Semiannual Report | 5/31/14

Prices and Distributions | 5/31/14

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
         Class                      5/31/14                        11/30/13
--------------------------------------------------------------------------------
           A                        $37.84                          $38.74
--------------------------------------------------------------------------------
           B                        $33.94                          $34.91
--------------------------------------------------------------------------------
           C                        $31.54                          $32.42
--------------------------------------------------------------------------------
           K                        $38.12                          $38.94
--------------------------------------------------------------------------------
           R                        $37.68                          $38.63
--------------------------------------------------------------------------------
           Y                        $38.47                          $39.31
--------------------------------------------------------------------------------

Distributions per Share: 12/1/13-5/31/14
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                           Short-Term           Long-Term
         Class          Dividends         Capital Gains        Capital Gains
--------------------------------------------------------------------------------
           A              $   --              $   --              $    --
--------------------------------------------------------------------------------
           B              $   --              $   --              $    --
--------------------------------------------------------------------------------
           C              $   --              $   --              $    --
--------------------------------------------------------------------------------
           K              $   --              $   --              $    --
--------------------------------------------------------------------------------
           R              $   --              $   --              $    --
--------------------------------------------------------------------------------
           Y              $   --              $   --              $    --
--------------------------------------------------------------------------------

Index Definitions
--------------------------------------------------------------------------------
The Russell 2000 Growth Index is an unmanaged index that measures the performance of U.S. small-cap growth stocks. The Russell 2000 Index is an unmanaged index that measures the performance of the small-cap segment of the U.S. equity universe. Index returns are calculated monthly, assume reinvestment of dividends and, unlike fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts on pages 10-15.

         Pioneer Oak Ridge Small Cap Growth Fund | Semiannual Report | 5/31/14 9

Performance Update | 5/31/14                                      Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Oak Ridge Small Cap Growth Fund at public offering price during the periods shown, compared to the values of the Russell 2000 Growth Index and the Russell 2000 Index.

Average Annual Total Returns
(As of May 31, 2014)
--------------------------------------------------------------------------------
                        Net            Public         Russell
                        Asset          Offering       2000             Russell
                        Value          Price          Growth           2000
Period                  (NAV)          (POP)          Index            Index
--------------------------------------------------------------------------------
10 Years                 9.74%          9.09%          8.74%            8.59%
5 Years                 18.40          17.01          19.82            19.32
1 Year                  18.13          11.34          16.71            16.79
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated April 1, 2014)
--------------------------------------------------------------------------------
Gross
--------------------------------------------------------------------------------
1.40%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                     Pioneer Oak Ridge Small  Russell 2000    Russell 2000
                     Cap Growth Fund          Index           Growth Index
5/31/2004            $  9,425                 $ 10,000        $ 10,000
5/31/2005            $ 10,989                 $ 10,982        $ 10,438
5/31/2006            $ 12,358                 $ 12,985        $ 12,340
5/31/2007            $ 14,129                 $ 15,442        $ 14,508
5/31/2008            $ 14,042                 $ 13,815        $ 13,678
5/31/2009            $ 10,257                 $  9,424        $  9,363
5/31/2010            $ 13,000                 $ 12,593        $ 12,223
5/31/2011            $ 17,855                 $ 16,339        $ 16,720
5/31/2012            $ 16,358                 $ 14,888        $ 15,138
5/31/2013            $ 20,208                 $ 19,514        $ 19,810
5/31/2014            $ 23,871                 $ 22,791        $ 23,120

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Effective February 17, 2004, the maximum sales charge for Class A shares is 5.75%. NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 5.75% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

10 Pioneer Oak Ridge Small Cap Growth Fund | Semiannual Report | 5/31/14

Performance Update | 5/31/14                                     Class B Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class B shares of Pioneer Oak Ridge Small Cap Growth Fund during the periods shown, compared to the values of the Russell 2000 Growth Index and the Russell 2000 Index.

Average Annual Total Returns
(As of May 31, 2014)
--------------------------------------------------------------------------------
                                                      Russell
                                                      2000             Russell
                        If             If             Growth           2000
Period                  Held           Redeemed       Index            Index
--------------------------------------------------------------------------------
10 Years                 8.75%          8.75%          8.74%            8.59%
5 Years                 17.34          17.34          19.82            19.32
1 Year                  17.05          13.05          16.71            16.79
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated April 1, 2014)
--------------------------------------------------------------------------------
                        Gross          Net
--------------------------------------------------------------------------------
                        2.48%          2.30%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                     Pioneer Oak Ridge Small  Russell 2000    Russell 2000
                     Cap Growth Fund          Index           Growth Index
5/31/2004            $ 10,000                 $ 10,000        $ 10,000
5/31/2005            $ 11,565                 $ 10,982        $ 10,438
5/31/2006            $ 12,887                 $ 12,985        $ 12,340
5/31/2007            $ 14,594                 $ 15,442        $ 14,508
5/31/2008            $ 14,375                 $ 13,815        $ 13,678
5/31/2009            $ 10,406                 $ 9,424         $ 9,363
5/31/2010            $ 13,069                 $ 12,593        $ 12,223
5/31/2011            $ 17,793                 $ 16,339        $ 16,720
5/31/2012            $ 16,149                 $ 14,888        $ 15,138
5/31/2013            $ 19,775                 $ 19,514        $ 19,810
5/31/2014            $ 23,147                 $ 22,791        $ 23,120

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

"If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. "If Redeemed" returns reflect the deduction of applicable contingent deferred sales charge
(CSDC). The maximum CDSC for Class B shares is 4% and declines over five years. For more complete information, please see the prospectus.

All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through April 1, 2015, for Class B shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

         Pioneer Oak Ridge Small Cap
Growth Fund | Semiannual Report | 5/31/14 11

Performance Update | 5/31/14                                      Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Oak Ridge Small Cap Growth Fund during the periods shown, compared to the values of the Russell 2000 Growth Index and the Russell 2000 Index.

Average Annual Total Returns
(As of May 31, 2014)
--------------------------------------------------------------------------------
                                                      Russell
                                                      2000             Russell
                        If             If             Growth           2000
Period                  Held           Redeemed       Index            Index
--------------------------------------------------------------------------------
10 Years                 8.85%          8.85%          8.74%            8.59%
5 Years                 17.46          17.46          19.82            19.32
1 Year                  17.26          17.26          16.71            16.79
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated April 1, 2014)
--------------------------------------------------------------------------------
Gross
--------------------------------------------------------------------------------
2.12%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                     Pioneer Oak Ridge Small  Russell 2000
                     Cap Growth Fund          Growth Index    Russell 2000 Index
5/31/2004            $ 10,000                 $ 10,000        $ 10,000
5/31/2005            $ 11,561                 $ 10,982        $ 10,438
5/31/2006            $ 12,902                 $ 12,985        $ 12,340
5/31/2007            $ 14,626                 $ 15,442        $ 14,508
5/31/2008            $ 14,421                 $ 13,815        $ 13,678
5/31/2009            $ 10,438                 $ 9,424         $ 9,363
5/31/2010            $ 13,114                 $ 12,593        $ 12,223
5/31/2011            $ 17,857                 $ 16,339        $ 16,720
5/31/2012            $ 16,232                 $ 14,888        $ 15,138
5/31/2013            $ 19,906                 $ 19,514        $ 19,810
5/31/2014            $ 23,342                 $ 22,791        $ 23,120

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

12 Pioneer Oak Ridge Small Cap Growth Fund | Semiannual Report | 5/31/14

Performance Update | 5/31/14                                      Class K Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class K shares of Pioneer Oak Ridge Small Cap Growth Fund during the periods shown, compared to the values of the Russell 2000 Growth Index and the Russell 2000 Index.

Average Annual Total Returns
(As of May 31, 2014)
--------------------------------------------------------------------------------
                                                      Russell
                                                      2000             Russell
                        If             If             Growth           2000
Period                  Held           Redeemed       Index            Index
--------------------------------------------------------------------------------
10 Years                 9.82%          9.82%          8.74%            8.59%
5 Years                 18.57          18.57          19.82            19.32
1 Year                  18.69          18.69          16.71            16.79
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated April 1, 2014)
--------------------------------------------------------------------------------
Gross
--------------------------------------------------------------------------------
0.89%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Market Value of $10,000 Investment

                     Pioneer Oak Ridge Small  Russell 2000
                     Cap Growth Fund          Growth Index    Russell 2000 Index
5/31/2004            $ 10,000                 $ 10,000        $10,000
5/31/2005            $ 11,659                 $ 10,982        $10,438
5/31/2006            $ 13,111                 $ 12,985        $12,340
5/31/2007            $ 14,990                 $ 15,442        $14,508
5/31/2008            $ 14,897                 $ 13,815        $13,678
5/31/2009            $ 10,882                 $ 9,424         $9,363
5/31/2010            $ 13,792                 $ 12,593        $12,223
5/31/2011            $ 18,942                 $ 16,339        $16,720
5/31/2012            $ 17,354                 $ 14,888        $15,138
5/31/2013            $ 21,489                 $ 19,514        $19,810
5/31/2014            $ 25,506                 $ 22,791        $23,120

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The performance shown for Class K shares of the Fund for periods prior to the inception of Class K shares on December 20, 2012, reflects the NAV performance of the Fund's Class A shares. The performance does not reflect differences in expenses, including Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares of the Fund and its predecessor are generally higher than those of Class K shares, the performance for Class K shares prior to their inception on December 20, 2012, would have been higher than the performance shown. For the period beginning December 20, 2012, the actual performance of Class K shares is reflected.

Class K shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

         Pioneer Oak Ridge Small Cap
Growth Fund | Semiannual Report | 5/31/14 13

Performance Update | 5/31/14                                      Class R Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class R shares of Pioneer Oak Ridge Small Cap Growth Fund during the periods shown, compared to the values of the Russell 2000 Growth Index and the Russell 2000 Index.

Average Annual Total Returns
(As of May 31, 2014)
--------------------------------------------------------------------------------
                                                      Russell
                                                      2000             Russell
                        If              If            Growth           2000
Period                  Held            Redeemed      Index            Index
--------------------------------------------------------------------------------
10 Years                 9.69%          9.69%          8.74%            8.59%
5 Years                 18.31          18.31          19.82            19.32
1 Year                  17.86          17.86          16.71            16.79
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated April 1, 2014)
--------------------------------------------------------------------------------
                        Gross         Net
--------------------------------------------------------------------------------
                        1.71%         1.60%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                     Pioneer Oak Ridge Small  Russell 2000
                     Cap Growth Fund          Growth Index    Russell 2000 Index
5/31/2004            $ 10,000                 $ 10,000       $ 10,000
5/31/2005            $ 11,659                 $ 10,982       $ 10,438
5/31/2006            $ 13,111                 $ 12,985       $ 12,340
5/31/2007            $ 14,990                 $ 15,442       $ 14,508
5/31/2008            $ 14,897                 $ 13,815       $ 13,678
5/31/2009            $ 10,882                 $ 9,424        $ 9,363
5/31/2010            $ 13,792                 $ 12,593       $ 12,223
5/31/2011            $ 18,942                 $ 16,339       $ 16,720
5/31/2012            $ 17,354                 $ 14,888       $ 15,138
5/31/2013            $ 21,401                 $ 19,514       $ 19,810
5/31/2014            $ 25,222                 $ 22,791       $ 23,120

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through April 1, 2015, for Class R shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The performance shown for Class R shares of the Fund for periods prior to the inception of Class R shares on April 2, 2012, is based on the performance of the Fund's Class A shares, reduced to reflect the higher distribution and service fees of Class R shares (but not other differences in expenses). For the period beginning April 2, 2012, the actual performance of Class R shares is reflected.

Class R shares are not subject to sales charges and are available for limited groups of eligible investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

14 Pioneer Oak Ridge Small Cap Growth Fund | Semiannual Report | 5/31/14

Performance Update | 5/31/14                                      Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Oak Ridge Small Cap Growth Fund during the periods shown, compared to the values of the Russell 2000 Growth Index and the Russell 2000 Index.

Average Annual Total Returns
(As of May 31, 2014)
--------------------------------------------------------------------------------
                                                      Russell
                                                      2000             Russell
                        If             If             Growth           2000
Period                  Held           Redeemed       Index            Index
--------------------------------------------------------------------------------
10 Years                 9.90%          9.90%          8.74%            8.59%
5 Years                 18.77          18.77          19.82            19.32
1 Year                  18.56          18.56          16.71            16.79
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated April 1, 2014)
--------------------------------------------------------------------------------
Gross
--------------------------------------------------------------------------------
1.02%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                     Pioneer Oak Ridge Small  Russell 2000
                     Cap Growth Fund          Growth Index    Russell 2000 Index
5/31/2004            $  5,000,000             $  5,000,000   $  5,000,000
5/31/2005            $  5,829,274             $  5,490,981   $  5,219,067
5/31/2006            $  6,555,394             $  6,492,296   $  6,169,800
5/31/2007            $  7,494,930             $  7,721,213   $  7,254,129
5/31/2008            $  7,448,723             $  6,907,640   $  6,838,820
5/31/2009            $  5,440,957             $  4,711,935   $  4,681,504
5/31/2010            $  6,904,589             $  6,296,284   $  6,111,434
5/31/2011            $  9,512,142             $  8,169,432   $  8,359,889
5/31/2012            $  8,742,218             $  7,443,792   $  7,568,953
5/31/2013            $ 10,843,418             $  9,756,907   $  9,905,063
5/31/2014            $ 12,856,557             $ 11,395,545   $ 11,560,118

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The performance shown for Class Y shares of the Fund for periods prior to the inception of Class Y shares on December 29, 2009, reflects the NAV performance of the Fund's Class A shares. The performance does not reflect differences in expenses, including Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares of the Fund and its predecessor are generally higher than those of Class Y shares, the performance for Class Y shares for periods prior to their inception on December 29, 2009, would have been higher than the performance shown. For the period beginning December 29, 2009, the actual performance of Class Y shares is reflected.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

         Pioneer Oak Ridge Small Cap
Growth Fund | Semiannual Report | 5/31/14 15

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an invest-ment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses.You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1) Divide your account value by $1,000 Example: an $8,600 account value (divided by) $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Oak Ridge Small Cap Growth Fund

Based on actual returns from December 1, 2013 through May 31, 2014.

----------------------------------------------------------------------------------------
Share Class                 A          B          C          K          R          Y
----------------------------------------------------------------------------------------
Beginning Account       $1,000.00  $1,000.00  $1,000.00  $1,000.00  $1,000.00  $1,000.00
Value on 12/1/13
----------------------------------------------------------------------------------------
Ending Account          $  976.80  $  972.20  $  972.90  $  979.00  $  975.40  $  978.60
Value (after expenses)
on 5/31/14
----------------------------------------------------------------------------------------
Expenses Paid           $    6.65  $   11.31  $   10.28  $    4.34  $    7.88  $    4.88
During Period*
----------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 1.35%, 2.30%, 2.09%, 0.88%, 1.60% and 0.99% for Class A, Class B, Class C, Class K,
    Class R and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

16 Pioneer Oak Ridge Small Cap Growth Fund | Semiannual Report | 5/31/14

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Oak Ridge Small Cap Growth Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from December 1, 2013 through May 31, 2014.

----------------------------------------------------------------------------------------
Share Class                 A          B          C          K          R          Y
----------------------------------------------------------------------------------------
Beginning Account       $1,000.00  $1,000.00  $1,000.00  $1,000.00  $1,000.00  $1,000.00
Value on 12/1/13
----------------------------------------------------------------------------------------
Ending Account          $1,018.20  $1,013.46  $1,014.51  $1,020.54  $1,016.95  $1,020.00
Value (after expenses)
on 5/31/14
----------------------------------------------------------------------------------------
Expenses Paid           $    6.79  $   11.55  $   10.50  $    4.43  $    8.05  $    4.99
During Period*
----------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 1.35%, 2.30%, 2.09%, 0.88%, 1.60% and 0.99% for Class A, Class B, Class C, Class K,
    Class R and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

         Pioneer Oak Ridge Small Cap
Growth Fund | Semiannual Report | 5/31/14 17

Schedule of Investments | 5/31/14 (unaudited)

------------------------------------------------------------------------------------------
 Shares                                                                      Value
------------------------------------------------------------------------------------------
                      COMMON STOCKS -- 97.0%
                      ENERGY -- 4.9%
                      Oil & Gas Exploration & Production -- 4.9%
   882,300            Approach Resources, Inc.*                              $  17,222,496
   437,699            Gulfport Energy Corp.*                                    26,931,619
 2,000,000            Halcon Resources Corp.*                                   12,480,000
   341,386            PDC Energy, Inc.*                                         21,913,567
   725,000            Sanchez Energy Corp.*                                     24,961,750
                                                                             -------------
                                                                             $ 103,509,432
                                                                             -------------
                      Total Energy                                           $ 103,509,432
------------------------------------------------------------------------------------------
                      CAPITAL GOODS -- 18.6%
                      Aerospace & Defense -- 0.9%
 1,817,593            The KEYW Holding Corp.*                                $  19,266,486
------------------------------------------------------------------------------------------
                      Building Products -- 2.3%
 1,007,732            AO Smith Corp.                                         $  49,761,806
------------------------------------------------------------------------------------------
                      Heavy Electrical Equipment -- 0.5%
   127,000            Power Solutions International, Inc.*                   $  9,904,730
------------------------------------------------------------------------------------------
                      Industrial Machinery -- 10.7%
   938,800            Actuant Corp.                                          $  33,355,564
   872,930            Altra Industrial Motion Corp.*                            29,845,477
   401,738            CLARCOR, Inc.                                             23,513,725
   852,400            Colfax Corp.*                                             62,046,196
   247,604            The Middleby Corp.*                                       59,132,787
   515,600            TriMas Corp.*                                             18,102,716
                                                                             -------------
                                                                             $ 225,996,465
------------------------------------------------------------------------------------------
                      Trading Companies & Distributors -- 4.2%
 1,118,500            Beacon Roofing Supply, Inc.*                           $  38,588,250
   493,600            Watsco, Inc.                                              49,670,968
                                                                             -------------
                                                                             $  88,259,218
                                                                             -------------
                      Total Capital Goods                                    $ 393,188,705
------------------------------------------------------------------------------------------
                      COMMERCIAL SERVICES & SUPPLIES -- 3.1%
                      Environmental & Facilities Services -- 1.7%
   778,495            Waste Connections, Inc.*                               $  35,476,017
------------------------------------------------------------------------------------------
                      Human Resource & Employment Services -- 1.4%
   751,900            WageWorks, Inc.*                                       $  30,436,912
                                                                             -------------
                      Total Commercial Services & Supplies                   $  65,912,929
------------------------------------------------------------------------------------------
                      TRANSPORTATION -- 1.4%
                      Trucking -- 1.4%
 1,167,500            Roadrunner Transportation Systems, Inc.*               $  30,495,100
                                                                             -------------
                      Total Transportation                                   $  30,495,100
------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

18 Pioneer Oak Ridge Small Cap Growth Fund | Semiannual Report | 5/31/14

------------------------------------------------------------------------------------------
 Shares                                                                      Value
------------------------------------------------------------------------------------------

                      CONSUMER DURABLES & APPAREL -- 3.0%
                      Footwear -- 3.0%
   299,000            Deckers Outdoor Corp.*                                 $  23,109,710
 1,563,880            Wolverine World Wide, Inc.                                40,457,576
                                                                             -------------
                                                                             $  63,567,286
                                                                             -------------
                      Total Consumer Durables & Apparel                      $  63,567,286
------------------------------------------------------------------------------------------
                      CONSUMER SERVICES -- 1.5%
                      Restaurants -- 1.5%
 1,290,300            Texas Roadhouse, Inc.                                  $  32,618,784
                                                                             -------------
                      Total Consumer Services                                $  32,618,784
------------------------------------------------------------------------------------------
                      RETAILING -- 5.6%
                      Distributors -- 0.9%
   659,926            LKQ Corp.*                                             $  18,306,347
------------------------------------------------------------------------------------------
                      Specialty Stores -- 1.2%
   580,100            Vitamin Shoppe, Inc.*                                  $  24,932,698
------------------------------------------------------------------------------------------
                      Automotive Retail -- 3.5%
   521,681            Group 1 Automotive, Inc.                               $  41,995,320
   605,695            Monro Muffler Brake, Inc.                                 32,713,587
                                                                             -------------
                                                                             $  74,708,907
                                                                             -------------
                      Total Retailing                                        $ 117,947,952
------------------------------------------------------------------------------------------
                      FOOD & STAPLES RETAILING -- 1.0%
                      Food Distributors -- 1.0%
   317,500            United Natural Foods, Inc.*                            $  21,402,675
                                                                             -------------
                      Total Food & Staples Retailing                         $  21,402,675
------------------------------------------------------------------------------------------
                      FOOD, BEVERAGE & TOBACCO -- 0.7%
                      Packaged Foods & Meats -- 0.7%
   441,000            Annie's, Inc.*                                         $  14,429,520
                                                                             -------------
                      Total Food, Beverage & Tobacco                         $  14,429,520
------------------------------------------------------------------------------------------
                      HEALTH CARE EQUIPMENT & SERVICES -- 12.1%
                      Health Care Equipment -- 3.5%
 1,732,639            Globus Medical, Inc.*                                  $  41,895,211
   441,700            Sirona Dental Systems, Inc.*                              33,224,674
                                                                             -------------
                                                                             $  75,119,885
------------------------------------------------------------------------------------------
                      Health Care Supplies -- 3.0%
   527,000            Align Technology, Inc.*                                $  28,779,470
 1,584,076            The Spectranetics Corp.*                                  33,962,589
                                                                             -------------
                                                                             $  62,742,059
------------------------------------------------------------------------------------------
                      Health Care Distributors -- 2.2%
   342,835            MWI Veterinary Supply, Inc.*                           $  47,828,911
------------------------------------------------------------------------------------------
                      Health Care Facilities -- 1.4%
   692,325            Acadia Healthcare Co., Inc.*                           $  29,520,738
------------------------------------------------------------------------------------------


The accompanying notes are an integral part of these financial statements.

         Pioneer Oak Ridge Small Cap
Growth Fund | Semiannual Report | 5/31/14 19

------------------------------------------------------------------------------------------
 Shares                                                                      Value
------------------------------------------------------------------------------------------

                      Health Care Technology -- 2.0%
 1,567,409            Omnicell, Inc.*                                        $  41,583,361
                                                                             -------------
                      Total Health Care Equipment & Services                 $ 256,794,954
------------------------------------------------------------------------------------------
                      PHARMACEUTICALS, BIOTECHNOLOGY &
                      LIFE SCIENCES -- 12.3%
                      Biotechnology -- 4.1%
   515,000            InterMune, Inc.*                                       $  20,404,300
 1,386,300            Keryx Biopharmaceuticals, Inc.*                           18,299,160
 1,566,100            NPS Pharmaceuticals, Inc.*                                48,752,693
                                                                             -------------
                                                                             $  87,456,153
------------------------------------------------------------------------------------------
                      Pharmaceuticals -- 8.2%
 3,453,100            Akorn, Inc.*                                           $  96,583,208
   856,700            Questcor Pharmaceuticals, Inc.                            77,214,371
                                                                             -------------
                                                                             $ 173,797,579
                                                                             -------------
                      Total Pharmaceuticals, Biotechnology & Life Sciences   $ 261,253,732
------------------------------------------------------------------------------------------
                      BANKS -- 2.1%
                      Regional Banks -- 2.1%
 1,336,858            BankUnited, Inc.*                                      $  43,501,359
                                                                             -------------
                      Total Banks                                            $  43,501,359
------------------------------------------------------------------------------------------
                      DIVERSIFIED FINANCIALS -- 5.4%
                      Consumer Finance -- 2.9%
 1,074,697            Portfolio Recovery Associates, Inc.*                   $  59,957,346
------------------------------------------------------------------------------------------
                      Asset Management & Custody Banks -- 0.9%
   104,300            Affiliated Managers Group, Inc.*                       $  19,670,980
------------------------------------------------------------------------------------------
                      Investment Banking & Brokerage -- 1.6%
   760,280            Stifel Financial Corp.*                                $  34,364,656
                                                                             -------------
                      Total Diversified Financials                           $ 113,992,982
------------------------------------------------------------------------------------------
                      INSURANCE -- 0.7%
                      Property & Casualty Insurance -- 0.7%
   304,710            ProAssurance Corp.                                     $  13,849,070
                                                                             -------------
                      Total Insurance                                        $  13,849,070
------------------------------------------------------------------------------------------
                      SOFTWARE & SERVICES -- 19.5%
                      Internet Software & Services -- 0.7%
 2,153,200            Dice Holdings, Inc.*                                   $  15,201,592
------------------------------------------------------------------------------------------
                      IT Consulting & Other Services -- 5.3%
 1,337,305            EPAM Systems, Inc.*                                    $  56,260,421
 1,315,700            Sapient Corp.*                                            21,643,265
   979,075            Virtusa Corp.*                                            33,494,156
                                                                             -------------
                                                                             $ 111,397,842
------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

20 Pioneer Oak Ridge Small Cap Growth Fund | Semiannual Report | 5/31/14

--------------------------------------------------------------------------------------------
 Shares                                                                      Value
--------------------------------------------------------------------------------------------
                      Data Processing & Outsourced Services -- 5.6%
 1,087,667            Cardtronics, Inc.*                                     $    31,520,590
   625,000            MAXIMUS, Inc.                                               27,925,000
   624,810            WEX, Inc.*                                                  60,162,955
                                                                             ---------------
                                                                             $   119,608,545
--------------------------------------------------------------------------------------------
                      Application Software -- 7.0%
   224,321            ANSYS, Inc.*                                           $    16,476,377
   540,840            Ellie Mae, Inc.*                                            15,062,394
 1,125,554            RealPage, Inc.*                                             23,873,000
 1,747,885            Seachange International, Inc.*                              16,744,738
   612,100            Solera Holdings, Inc.*                                      39,939,525
 1,161,097            Synchronoss Technologies, Inc.*                             36,864,830
                                                                             ---------------
                                                                             $   148,960,864
--------------------------------------------------------------------------------------------
                      Systems Software -- 0.9%
   586,826            Proofpoint, Inc.*                                      $    18,731,486
                                                                             ---------------
                      Total Software & Services                              $   413,900,329
--------------------------------------------------------------------------------------------
                      TECHNOLOGY HARDWARE & EQUIPMENT -- 1.7%
                      Electronic Components -- 1.7%
 1,835,000            InvenSense, Inc.*                                      $    35,415,500
                                                                             ---------------
                      Total Technology Hardware & Equipment                  $    35,415,500
--------------------------------------------------------------------------------------------
                      SEMICONDUCTORS & SEMICONDUCTOR
                      EQUIPMENT -- 1.7%
                      Semiconductors -- 1.7%
   604,940            Hittite Microwave Corp.*                               $    35,570,472
                                                                             ---------------
                      Total Semiconductors & Semiconductor Equipment         $    35,570,472
--------------------------------------------------------------------------------------------
                      TELECOMMUNICATION SERVICES -- 1.7%
                      Integrated Telecommunication Services -- 1.7%
   993,165            MasTec, Inc.*                                          $    35,753,940
                                                                             ---------------
                      Total Telecommunication Services                       $    35,753,940
--------------------------------------------------------------------------------------------
                      TOTAL COMMON STOCKS
                      (Cost $1,425,454,092)                                  $ 2,053,104,721
--------------------------------------------------------------------------------------------
                      TOTAL INVESTMENT IN SECURITIES -- 97.0%
                      (Cost $1,425,454,092) (a)                              $ 2,053,104,721
--------------------------------------------------------------------------------------------
                      OTHER ASSETS & LIABILITIES -- 3.0%                     $    64,499,046
--------------------------------------------------------------------------------------------
                      TOTAL NET ASSETS -- 100.0%                             $ 2,117,603,767
============================================================================================

The accompanying notes are an integral part of these financial statements.

         Pioneer Oak Ridge Small Cap
Growth Fund | Semiannual Report | 5/31/14 21

*   Non-income producing security.

(a) At May 31, 2014, the net unrealized appreciation on investments based on cost for federal, Income tax purposes of $1,426,373,346 was as follows:

    Aggregate gross unrealized appreciation for all investments
       in which there is an excess of value over tax cost                    $   675,893,957

    Aggregate gross unrealized depreciation for all investments
       in which there is an excess of tax cost over value                       (49,162,582)
                                                                             ---------------
    Net unrealized appreciation                                              $   626,731,375
                                                                             ===============

Purchases and sales of securities (excluding temporary cash investments) for the six months ended May 31, 2014 aggregated $379,917,664 and $185,759,275, respectively.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

Highest priority is given to Level 1 inputs and lowest priority is given to Level 3.

    Level 1 -- quoted prices in active markets for identical securities.

    Level 2 -- other significant observable inputs (Including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) See Notes to Financial Statements -- Note 1A.

    Level 3 -- significant unobservable inputs (Including the Fund's own assumptions in determining fair value of investments) See Notes to Financial Statements -- Note 1A.

Generally, equity securities are categorized as Level 1, fixed income securities and senior loans as Level 2 and securities valued using fair value methods (other than prices supplied by independent pricing services or broker-dealers) are categorized as Level 3. See Notes to Financial Statements -- Note 1A.

The following is a summary of the inputs used as of May 31, 2014, in valuing the Fund's assets:

---------------------------------------------------------------------------------------------
                      Level 1                     Level 2      Level 3       Total
---------------------------------------------------------------------------------------------
Common Stocks         $ 2,053,104,721              $--         $--           $  2,053,104,721
---------------------------------------------------------------------------------------------
Total                 $ 2,053,104,721              $--         $--           $  2,053,104,721
=============================================================================================

During the six months ended May 31, 2014, there were no transfers between Levels 1, 2 or 3.

The accompanying notes are an integral part of these financial statements.

22 Pioneer Oak Ridge Small Cap Growth Fund | Semiannual Report | 5/31/14

Statement of Assets and Liabilities | 5/31/14 (unaudited)

ASSETS:
Investment in securities (cost $1,425,454,092)                              $   2,053,104,721
  Cash                                                                             62,269,198
  Receivables --
     Fund shares sold                                                               3,776,948
     Dividends                                                                        271,483
  Due from Pioneer Investment Management, Inc.                                            880
  Prepaid expenses                                                                     78,633
----------------------------------------------------------------------------------------------
        Total assets                                                         $  2,119,501,863
==============================================================================================
LIABILITIES:
  Payables --
     Fund shares repurchased                                                 $      1,180,076
     Trustee fees                                                                      15,206
  Due to affiliates                                                                   577,663
  Accrued expenses                                                                    125,151
----------------------------------------------------------------------------------------------
        Total liabilities                                                    $      1,898,096
==============================================================================================
NET ASSETS:
  Paid-in capital                                                            $  1,442,786,257
  Accumulated net investment loss                                                  (8,225,553)
  Accumulated net realized gain on investments                                     55,392,434
  Net unrealized appreciation on investments                                      627,650,629
----------------------------------------------------------------------------------------------
        Total net assets                                                     $  2,117,603,767
==============================================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $564,097,660/14,907,529 shares)                          $          37.84
  Class B (based on $3,355,488/98,875 shares)                                $          33.94
  Class C (based on $98,926,861/3,136,062 shares)                            $          31.54
  Class K (based on $73,376,538/1,924,738 shares)                            $          38.12
  Class R (based on $2,572,209/68,263 shares)                                $          37.68
  Class Y (based on $1,375,275,011/35,752,953 shares)                        $          38.47
MAXIMUM OFFERING PRICE:
  Class A ($37.84 (divided by) 94.25)                                        $          40.15
=============================================================================================

The accompanying notes are an integral part of these financial statements.

         Pioneer Oak Ridge Small Cap
Growth Fund | Semiannual Report | 5/31/14 23

Statement of Operations (unaudited)

For the Six Months Ended 5/31/14

INVESTMENT INCOME:
  Dividends                                                                  $      3,689,296
  Interest                                                                             17,139
-----------------------------------------------------------------------------------------------------------------
        Total investment income                                                                     $   3,706,435
-----------------------------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                                            $      8,614,294
  Transfer agent fees and expenses
     Class A                                                                          109,674
     Class B                                                                            8,032
     Class C                                                                           19,780
     Class K                                                                              322
     Class R                                                                              666
     Class Y                                                                           29,609
  Distribution fees
     Class A                                                                          721,062
     Class B                                                                           19,232
     Class C                                                                          509,406
     Class R                                                                            4,576
  Shareholder communications fee                                                    1,340,495
  Administrative reimbursement                                                        344,213
  Custodian fees                                                                        9,610
  Registration fees                                                                    61,738
  Professional fees                                                                    57,530
  Printing expense                                                                     22,748
  Fees and expenses of nonaffiliated trustees                                          47,710
  Miscellaneous                                                                        14,758
-----------------------------------------------------------------------------------------------------------------
     Total expenses                                                                                 $ 11,935,455
     Less fees waived and expenses reimbursed
        by Pioneer Investment Management, Inc.                                                            (3,467)
-----------------------------------------------------------------------------------------------------------------
     Net expenses                                                                                   $ 11,931,988
-----------------------------------------------------------------------------------------------------------------
        Net investment loss                                                                         $ (8,225,553)
-----------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized gain on investments                                                                  $ 43,540,128
-----------------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation on investments                                              $(82,315,067)
-----------------------------------------------------------------------------------------------------------------
  Net loss on investments                                                                           $(38,774,939)
-----------------------------------------------------------------------------------------------------------------
  Net decrease in net assets resulting from operations                                              $(47,000,492)
=================================================================================================================

The accompanying notes are an integral part of these financial statements.

24 Pioneer Oak Ridge Small Cap Growth Fund | Semiannual Report | 5/31/14

Statements of Changes in Net Assets

-----------------------------------------------------------------------------------------------
                                                         Six Months
                                                         Ended
                                                         5/31/14             Year Ended
                                                         (unaudited)         11/30/13
-----------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment loss                                      $      (8,225,553)  $     (13,056,428)
Net realized gain on investments and class actions              43,540,128         110,738,858
Change in net unrealized appreciation (depreciation)
  on investments                                               (82,315,067)        450,844,045
-----------------------------------------------------------------------------------------------
      Net increase (decrease) in net assets resulting
          from operations                                $     (47,000,492)  $     548,526,475
-----------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net realized gain:
      Class A ($0.00 and $1.95 per share, respectively)  $              --   $     (28,730,134)
      Class B ($0.00 and $1.95 per share, respectively)                 --            (232,337)
      Class C ($0.00 and $1.95 per share, respectively)                 --          (5,892,822)
      Class K ($0.00 and $1.95 per share, respectively)                 --            (508,454)
      Class R ($0.00 and $1.95 per share, respectively)                 --             (63,054)
      Class Y ($0.00 and $1.95 per share, respectively)                 --         (60,757,525)
-----------------------------------------------------------------------------------------------
      Total distributions to shareowners                 $              --   $     (96,184,326)
-----------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale or exchange of shares             $     422,561,030   $     637,964,053
Reinvestment of distributions                                           --          87,261,345
Cost of shares repurchased                                    (262,792,342)       (516,250,604)
-----------------------------------------------------------------------------------------------
      Net increase in net assets resulting from
         Fund share transactions                         $     159,768,688   $     208,974,794
-----------------------------------------------------------------------------------------------
      Net increase in net assets                         $     112,768,196   $     661,316,943
NET ASSETS:
Beginning of period                                          2,004,835,571       1,343,518,628
-----------------------------------------------------------------------------------------------
End of period                                            $   2,117,603,767   $   2,004,835,571
-----------------------------------------------------------------------------------------------
Accumulated net investment loss                          $      (8,225,553)  $              --
==============================================================================================

The accompanying notes are an integral part of these financial statements.

         Pioneer Oak Ridge Small Cap
Growth Fund | Semiannual Report | 5/31/14 25

-----------------------------------------------------------------------------------------
                                '14 Shares   '14 Amount
                                (unaudited)  (unaudited)      '13 Shares   '13 Amount
-----------------------------------------------------------------------------------------
Class A
Shares sold                      2,272,426   $  87,351,334     5,335,020   $ 186,976,950
Reinvestment of distributions           --              --       685,476      26,280,809
Less shares repurchased         (2,830,292)   (108,350,446)   (4,811,969)   (166,939,453)
-----------------------------------------------------------------------------------------
      Net increase (decrease)     (557,866)  $ (20,999,112)    1,208,527   $  46,318,306
=========================================================================================
Class B
Shares sold or exchanged             1,472   $      50,173        20,194   $     646,567
Reinvestment of distributions           --              --         6,571         227,009
Less shares repurchased            (28,590)       (980,238)     (106,120)     (3,197,957)
-----------------------------------------------------------------------------------------
      Net decrease                 (27,118)  $    (930,065)      (79,355)  $  (2,324,381)
=========================================================================================
Class C
Shares sold                        317,289   $  10,172,543       674,487   $  19,869,351
Reinvestment of distributions           --              --       143,531       4,604,436
Less shares repurchased           (383,821)    (12,225,009)     (548,287)    (15,923,486)
-----------------------------------------------------------------------------------------
      Net increase (decrease)      (66,532)  $  (2,052,466)      269,731   $   8,550,301
=========================================================================================
Class K
Shares sold                      2,116,916   $  81,423,368       317,011   $  10,971,409
Reinvestment of distributions           --              --        12,862         495,564
Less shares repurchased           (466,346)    (18,095,775)      (55,705)     (2,012,502)
-----------------------------------------------------------------------------------------
      Net increase               1,650,570   $  63,327,593       274,168   $   9,454,471
=========================================================================================
Class R
Shares sold                         41,217   $   1,554,639        34,065   $   1,233,078
Reinvestment of distributions           --              --         1,412          53,948
Less shares repurchased             (8,348)       (316,879)       (8,182)       (295,542)
-----------------------------------------------------------------------------------------
      Net increase                  32,869   $   1,237,760        27,295   $     991,484
=========================================================================================
Class Y
Shares sold                      6,219,059   $ 242,008,973    11,870,122   $ 418,266,698
Reinvestment of distributions           --              --     1,429,295      55,599,579
Less shares repurchased         (3,162,292)   (122,823,995)   (9,017,245)   (327,881,664)
-----------------------------------------------------------------------------------------
      Net increase               3,056,767   $ 119,184,978     4,282,172   $ 145,984,613
=========================================================================================

The accompanying notes are an integral part of these financial statements.

26 Pioneer Oak Ridge Small Cap Growth Fund | Semiannual Report | 5/31/14

Financial Highlights

----------------------------------------------------------------------------------------------------------------------------
                                                Six Months
                                                Ended          Year        Year        Year        Year         Year
                                                5/31/14        Ended       Ended       Ended       Ended        Ended
                                                (unaudited)    11/30/13    11/30/12    11/30/11    11/30/10     11/30/09
----------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period            $   38.74      $  29.43    $  28.42    $  26.84    $   20.96    $   17.06
----------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment loss                          $   (0.19)     $  (0.32)   $  (0.27)   $  (0.28)   $   (0.22)   $   (0.12)
   Net realized and unrealized gain (loss) on
      investments                                   (0.71)        11.58        2.18        3.30         6.10         4.02
----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment
   operations                                   $   (0.90)     $  11.26    $   1.91    $   3.02    $    5.88    $    3.90
----------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net realized gain                            $      --      $  (1.95)   $  (0.90)   $  (1.44)   $      --    $      --
----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value      $   (0.90)     $   9.31    $   1.01    $   1.58    $    5.88    $    3.90
----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                  $   37.84      $  38.74    $  29.43    $  28.42    $   26.84    $   20.96
============================================================================================================================
Total return*                                       (2.32)%       38.32%       6.76%      11.51%       28.05%       22.86%
Ratio of net expenses to average net assets          1.35%**       1.40%       1.40%       1.40%        1.28%        1.36%
Ratio of net investment loss to average net
   assets                                           (1.00)%**     (0.99)%     (0.88)%     (1.00)%      (0.92)%      (0.82)%
Portfolio turnover rate                                19%**         24%         23%         26%          27%          29%
Net assets, end of period (in thousands)        $ 564,098      $599,193    $419,590    $523,611    $ 493,766    $ 396,023
Ratios with no waiver of fees and assumption
   of expenses by the Adviser and no reduction
   for fees paid indirectly:
   Total expenses                                    1.35%**       1.40%       1.51%       1.51%        1.56%        1.60%
   Net investment loss                              (1.00)%**     (0.99)%     (0.98)%     (1.11)%      (1.21)%      (1.06)%
============================================================================================================================


* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

**  Annualized.

    The accompanying notes are an integral part of these financial statements.

        Pioneer Oak Ridge Small Cap Growth Fund | Semiannual Report | 5/31/14 27

----------------------------------------------------------------------------------------------------------------------------------
                                                             Six Months
                                                             Ended         Year       Year       Year       Year        Year
                                                             5/31/14       Ended      Ended      Ended      Ended       Ended
                                                             (unaudited)   11/30/13   11/30/12   11/30/11   11/30/10    11/30/09
----------------------------------------------------------------------------------------------------------------------------------
Class B
Net asset value, beginning of period                         $  34.91      $ 26.90    $ 26.28    $ 25.15    $  19.83    $  16.29
----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment loss                                       $  (0.38)     $ (0.67)   $ (0.63)   $ (0.57)   $  (0.47)   $  (0.19)
   Net realized and unrealized gain (loss) on investments       (0.59)       10.63       2.15       3.14        5.79        3.73
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $  (0.97)     $  9.96    $  1.52    $  2.57    $   5.32    $   3.54
----------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net realized gain                                         $     --      $ (1.95)   $ (0.90)   $ (1.44)   $     --    $     --
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $  (0.98)     $  8.01    $  0.62    $  1.13    $   5.32    $   3.54
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $  33.94      $ 34.91    $ 26.90    $ 26.28    $  25.15    $  19.83
==================================================================================================================================
Total return*                                                   (2.78)%      37.09%      5.83%     10.49%      26.83%      21.73%
Ratio of net expenses to average net assets+                     2.30%**      2.30%      2.30%      2.30%       2.17%       2.24%
Ratio of net investment loss to average net assets+             (1.94)%**    (1.86)%    (1.80)%    (1.91)%     (1.82)%     (1.73)%
Portfolio turnover rate                                            19%**        24%        23%        26%         27%         29%
Net assets, end of period (in thousands)                     $  3,355      $ 4,399    $ 5,524    $ 8,256    $  9,142    $  9,197
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses                                                2.45%**      2.48%      2.39%      2.37%       2.48%       2.60%
   Net investment loss                                          (2.09)%**    (2.03)%    (1.89)%    (1.98)%     (2.13)%     (2.09)%
==================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

**  Annualized.

The accompanying notes are an integral part of these financial statements.

28 Pioneer Oak Ridge Small Cap Growth Fund | Semiannual Report | 5/31/14

------------------------------------------------------------------------------------------------------------------------------------
                                                             Six Months
                                                             Ended         Year        Year       Year       Year        Year
                                                             5/31/14       Ended       Ended      Ended      Ended       Ended
                                                             (unaudited)   11/30/13    11/30/12   11/30/11   11/30/10    11/30/09
------------------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                         $  32.42      $  25.04    $ 24.48    $ 23.50    $  18.52    $  15.21
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment loss                                       $  (0.28)     $  (0.46)   $ (0.36)   $ (0.42)   $  (0.38)   $  (0.22)
   Net realized and unrealized gain (loss) on investments       (0.60)         9.79       1.82       2.84        5.36        3.53
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $  (0.88)     $   9.33    $  1.46    $  2.42    $   4.98    $   3.31
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net realized gain                                         $     --      $  (1.95)   $ (0.90)   $ (1.44)   $     --    $     --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $  (0.88)     $   7.38    $  0.56    $  0.98    $   4.98    $   3.31
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $  31.54      $  32.42    $ 25.04    $ 24.48    $  23.50    $  18.52
====================================================================================================================================
Total return*                                                   (2.71)%       37.33%      6.01%     10.59%      26.89%      21.76%
Ratio of net expenses to average net assets                      2.09%**       2.12%      2.17%      2.20%       2.18%       2.26%
Ratio of net investment loss to average net assets              (1.73)%**     (1.71)%    (1.63)%    (1.81)%     (1.82)%     (1.71)%
Portfolio turnover rate                                            19%**         24%        23%        26%         27%         29%
Net assets, end of period (in thousands)                     $ 98,927      $103,819    $73,426    $60,111    $ 47,291    $ 36,280
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses                                                2.09%**       2.12%      2.17%      2.20%       2.29%       2.40%
   Net investment loss                                          (1.73)%**     (1.71)%    (1.63)%    (1.81)%     (1.93)%     (1.86)%
====================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

**  Annualized.

The accompanying notes are an integral part of these financial statements.

        Pioneer Oak Ridge Small Cap Growth Fund | Semiannual Report | 5/31/14 29

--------------------------------------------------------------------------------
                                                      Six Months
                                                      Ended
                                                      5/31/14        12/20/12 (a)
                                                      (unaudited)    to 11/30/13
--------------------------------------------------------------------------------
Class K
Net asset value, beginning of period                  $   38.94      $ 29.77
--------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment loss                                 $   (0.09)     $ (0.09)#
  Net realized and unrealized gain on investments         (0.73)       11.21
--------------------------------------------------------------------------------
Net increase from investment operations               $   (0.82)     $ 11.12
--------------------------------------------------------------------------------
Distributions to shareowners:
  Net realized gain                                   $      --      $ (1.95)
--------------------------------------------------------------------------------
Net increase in net asset value                       $   (0.82)     $  9.17
--------------------------------------------------------------------------------
Net asset value, end of period                        $   38.12      $ 38.94
================================================================================
Total return*                                             (2.10)%      37.14%(b)
Ratio of net expenses to average net assets                0.88%**      0.89%**
Ratio of net investment income to average net assets      (0.53)%**    (0.54)%**
Portfolio turnover rate                                      19%**        24%
Net assets, end of period (in thousands)              $  73,377      $10,677
Ratios with no waiver of fees and assumption of
  expenses by the Adviser and no reduction for fees
  paid indirectly:
  Total expenses                                           0.88%**      0.89%**
  Net investment income                                   (0.53)%**    (0.54)%**
================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

**  Annualized.

(a) Class K shares were first publicly offered on December 20, 2012.

(b) Not Annualized.

# The amount shown for a share outstanding does not correspond with the aggregate gain on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

The accompanying notes are an integral part of these financial statements.

30 Pioneer Oak Ridge Small Cap Growth Fund | Semiannual Report | 5/31/14

-------------------------------------------------------------------------------------
                                               Six Months
                                               Ended          Year
                                               5/31/14        Ended      4/2/12 (a)
                                               (unaudited)    11/30/13   to 11/30/12
-------------------------------------------------------------------------------------
Class R
Net asset value, beginning of period           $   38.63      $ 29.40    $ 29.75
-------------------------------------------------------------------------------------
Increase (decrease) from
  investment operations:
  Net investment loss                          $   (0.17)     $ (0.22)   $ (0.03)
  Net realized and unrealized gain
     on investments                                (0.78)       11.40       0.58
-------------------------------------------------------------------------------------
Net increase from investment operations        $   (0.95)     $ 11.18    $  0.55
-------------------------------------------------------------------------------------
Distributions to shareowners:
  Net realized gain                            $      --      $ (1.95)   $ (0.90)
-------------------------------------------------------------------------------------
Net increase in net asset value                $   (0.95)     $  9.23    $ (0.35)
-------------------------------------------------------------------------------------
Net asset value, end of period                 $   37.68      $ 38.63    $ 29.40
=====================================================================================
Total return*                                      (2.46)%      38.09%      1.89%(b)
Ratio of net expenses to average net assets         1.60%**      1.60%      1.60%**
Ratio of net investment loss to average
  net assets                                       (1.25)%**    (1.23)%    (0.91)%**
Portfolio turnover rate                               19%**        24%        23%
Net assets, end of period (in thousands)       $   2,572      $ 1,367    $   238
Ratios with no waiver of fees and assumption
  of expenses by the Adviser and no reduction
  for fees paid indirectly:
  Total expenses                                    1.67%**      1.71%      1.93%**
  Net investment loss                              (1.32)%**    (1.34)%    (1.25)%**
=====================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

**  Annualized.

(a) Class R shares were first publicly offered on April 2, 2012.

(b) Not Annualized.

The accompanying notes are an integral part of these financial statements.

        Pioneer Oak Ridge Small Cap Growth Fund | Semiannual Report | 5/31/14 31

---------------------------------------------------------------------------------------------------------------------------------
                                                             Six Months
                                                             Ended            Year          Year        Year        12/29/09 (a)
                                                             5/31/14          Ended         Ended       Ended       to
                                                             (unaudited)      11/30/13      11/30/12    11/30/11    11/30/10
---------------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                         $     39.31      $    29.73    $  28.59    $  26.91    $   22.77
---------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment loss                                       $     (0.12)     $    (0.20)   $  (0.11)   $  (0.17)   $   (0.07)
   Net realized and unrealized gain on investments                 (0.72)          11.73        2.15        3.29         4.21
---------------------------------------------------------------------------------------------------------------------------------
Net increase from investment operations                      $     (0.84)     $    11.53    $   2.04    $   3.12    $    4.14
---------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net realized gain                                         $        --      $    (1.95)   $  (0.90)   $  (1.44)   $      --
---------------------------------------------------------------------------------------------------------------------------------
Net increase in net asset value                              $     (0.84)     $     9.58    $   1.14    $   1.68    $    4.14
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $     38.47      $    39.31    $  29.73    $  28.59    $   26.91
=================================================================================================================================
Total return*                                                      (2.14)%         38.84%       7.17%      11.86%       18.18%
Ratio of net expenses to average net assets                         0.99%**         1.02%       1.03%       1.10%        1.03%**
Ratio of net investment loss to average net assets                 (0.63)%**       (0.61)%     (0.47)%     (0.71)%      (0.66)%**
Portfolio turnover rate                                               19%**           24%         23%         26%          27%
Net assets, end of period (in thousands)                     $ 1,375,275      $1,285,381    $844,740    $460,667    $ 195,799
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses                                                   0.99%**         1.02%       1.03%       1.10%        1.03%**
   Net investment loss                                             (0.63)%**       (0.61)%     (0.47)%     (0.71)%      (0.66)%**
=================================================================================================================================

(a) Class Y shares were first publicly offered on December 29, 2009.

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

**  Annualized.

The accompanying notes are an integral part of these financial statements.

32 Pioneer Oak Ridge Small Cap Growth Fund | Semiannual Report | 5/31/14

Notes to Financial Statements | 5/31/14 (unaudited)

1. Organization and Significant Accounting Policies

Pioneer Oak Ridge Small Cap Growth Fund (the Fund) is one of two portfolios comprising Pioneer Series Trust I, a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek capital appreciation.

The Fund offers six classes of shares designated as Class A, Class B, Class C, Class K, Class R and Class Y shares. Class B shares were first publicly offered on February 17, 2004. Class Y shares were first publicly offered on December 29, 2009. Class R shares were first publicly offered on April 2, 2012. Class K shares were first publicly offered on December 20, 2012. Effective as of the close of business on December 31, 2009, Class B shares are no longer offered to new or existing shareholders, except that dividends and/or capital gain distributions may continue to be reinvested in Class B shares, and shareholders may exchange their Class B shares for Class B shares of other Pioneer funds, as permitted by existing exchange privileges. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares. Class B shares convert to Class A shares approximately eight years after the date of purchase.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

        Pioneer Oak Ridge Small Cap Growth Fund | Semiannual Report | 5/31/14 33

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

A.  Security Valuation

    Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange
    (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset value, securities that have traded on an exchange are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued at the mean between the last bid and asked prices. Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost. Shares of money market mutual funds are valued at such funds' net asset value.

    Trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times.

    Securities for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of Pioneer Investment Management, Inc.
    (PIM), the Fund's investment adviser pursuant to procedures adopted by the Fund's Board of Trustees. PIM's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. PIM's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

    Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices and such differences could be material.

34 Pioneer Oak Ridge Small Cap Growth Fund | Semiannual Report | 5/31/14

    At May 31, 2014, there were no securities that were valued using fair value methods (other than securities that were valued using prices supplied by independent pricing services or broker-dealers).

    Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

    Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B.  Federal Income Taxes

    It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of May 31, 2014, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.

    The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. generally accepted accounting principles. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

    The tax character of distributions payable will be determined at the end of the current taxable year. The tax character of distributions paid during the year ended November 30, 2013 was as follows:

    ----------------------------------------------------------------------------
                                                                            2013
    ----------------------------------------------------------------------------
    Distributions paid from:
    Long-term capital gain                                           $96,184,326
    ----------------------------------------------------------------------------
        Total                                                        $96,184,326
    ============================================================================

    Pioneer Oak Ridge Small Cap Growth Fund | Semiannual Report | 5/31/14 35

    The following shows the components of distributable earnings on a federal income tax basis at November 30, 2013:

    ----------------------------------------------------------------------------
                                                                            2013
    ----------------------------------------------------------------------------
    Distributable earnings:
    Undistributed long-term capital gain                            $ 12,771,560
    Unrealized appreciation                                          709,046,442
    ----------------------------------------------------------------------------
         Total                                                      $721,818,002
    ============================================================================

    The difference between book-basis and tax-basis unrealized appreciation is attributable to the tax deferral of losses on wash sales.

C.  Fund Shares

    The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), earned $40,925 in underwriting commissions on the sale of Class A shares during the six months ended May 31, 2014.

D.  Class Allocations

    Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

    Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B, Class C, and Class R shares of the Fund, respectively (see Note 4). Class K and Class Y shares do not pay distribution fees. All expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see
    Note 3).

    Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class B, Class C, Class K, Class R and Class Y shares can reflect different transfer agent and distribution expense rates.

E.  Repurchase Agreements

    With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of

36 Pioneer Oak Ridge Small Cap Growth Fund | Semiannual Report | 5/31/14 the Fund's custodian or a subcustodian of the Fund. PIM is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

F.  Risks

    Investments in small companies may offer the potential for higher returns, but are also subject to greater short-term price fluctuations than larger, more established companies. At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

2.  Management Agreement

PIM, a wholly owned subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.85% of the Fund's average daily net assets up to $1 billion and 0.80% on assets over $1 billion. For the six months ended May 31, 2014, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.82% of the Fund's average daily net assets.

PIM, and not the Fund, pays a portion of the fee it receives from the Fund to Oak Ridge Investments, LLC (Oak Ridge) as compensation for Oak Ridge's subadvisory services to the Fund.

On January 7, 2005, Pioneer Investment Management USA, Inc. ("PIMUSA") acquired a 49% ownership interest in Oak Ridge from the existing shareholders of Oak Ridge. As part of the acquisition, PIMUSA also obtained the right to purchase from the existing shareholders of Oak Ridge (i) an additional 11% ownership interest in Oak Ridge two years from the date on which the acquisition was consummated and (ii) the remaining ownership interest twelve years from the date on which the acquisition was consummated. Consequently, the acquisition provides PIMUSA the ability to own 100% of Oak Ridge over time. PIMUSA is the direct parent of PIM. As of May 31, 2014, PIMUSA has yet to exercise the aforementioned acquisition rights.

PIM has entered into an agreement with Oak Ridge pursuant to which Oak Ridge would acquire PIM's business related to managing the Fund. In addition, Oak Ridge has agreed to repurchase PIMUSA's 49% interest in Oak Ridge. These transactions are contingent upon shareholder approval of the proposed reorganization of the Fund into a series of Investment Managers Series Trust (see note 8).

        Pioneer Oak Ridge Small Cap Growth Fund | Semiannual Report | 5/31/14 37

PIM has contractually agreed to limit ordinary operating expenses to the extent required to reduce Fund expenses to 1.40%, 2.30%, 2.30% and 1.60% of the average daily net assets attributable to Class A, Class B, Class C and Class R shares, respectively. Class K and Class Y shares do not have an expense limitation. Fees waived and expenses reimbursed during the six months ended May 31, 2014 are reflected on the Statement of Operations. These expense limitations are in effect through April 1, 2015. There can be no assurance that PIM will extend the expense limitation agreement for a class of shares beyond the date referred to above.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $172,042 in management fees, administrative costs and certain other reimbursements payable to PIM at May 31, 2014.

3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates.

In addition, the Fund reimburses PIMSS for out-of-pocket expenses incurred by PIMSS related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts.

For the six months ended May 31, 2014, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
Shareholder Communications:
--------------------------------------------------------------------------------
Class A                                                               $  547,609
Class B                                                                    2,925
Class C                                                                   88,248
Class K                                                                       60
Class R                                                                    2,011
Class Y                                                                  699,642
--------------------------------------------------------------------------------
  Total                                                               $1,340,495
================================================================================

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $385,428 in transfer agent fees and out-of-pocket reimbursements payable to PIMSS at May 31, 2014.

4. Distribution and Service Plans

The Fund has adopted a distribution plan (the Plan) pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class B, Class C and Class R shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for

38 Pioneer Oak Ridge Small Cap Growth Fund | Semiannual Report | 5/31/14 personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00% of the average daily net assets attributable to Class B and Class C shares. The fee for Class B and Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Pursuant to the Plan, the Fund further pays PFD 0.50% of the average daily net assets attributable to Class R shares for distribution services. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $20,193 in distribution fees payable to PFD at May 31, 2014.

The Fund also has adopted a separate service plan for Class R shares (Service
Plan). The Service Plan authorizes the Fund to pay securities dealers, plan administrators or other service organizations that agree to provide certain services to retirement plans or plan participants holding shares of the Fund a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class R shares held by such plans.

In addition, redemptions of each class of shares (except Class K, Class R and Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Class B shares redeemed within five years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class K, Class R or Class Y shares. Proceeds from the CDSCs are paid to PFD. For the six months ended May 31, 2014, CDSCs in the amount of $3,377 were paid to PFD.

5. Expense Offset Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS which may result in a reduction in the Fund's total expenses due to interest earned on cash held by PIMSS. For the six months ended May 31, 2014, the Fund's expenses were not reduced under such arrangements.

6. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. The credit facility in effect until February 12, 2014 is in the amount of $215 million. As of

        Pioneer Oak Ridge Small Cap Growth Fund | Semiannual Report | 5/31/14 39

February 12, 2014, the facility is in the amount of $240 million. Under such facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate (LIBOR) plus 0.90% (0.85% as of February 12,
2014) on an annualized basis, or the Alternate Base Rate, which is the greater of (a) the facility's administrative agent's daily announced prime rate on the borrowing date, (b) 2% plus the Federal Funds Rate on the borrowing date and (c) 2% plus the overnight Eurodollar rate on the borrowing date. The Funds pay an annual commitment fee to participate in a credit facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the six months ended May 31, 2014, the Fund had no borrowings under a credit facility.

7. Change in Independent Registered Public Accounting Firm

The Board of Trustees of the Fund, with the approval and recommendation of the Audit Committee, appointed Deloitte & Touche LLP to serve as the Fund's independent registered public accounting firm for the fiscal year ending November 30, 2014. Deloitte & Touche LLP replaces Ernst & Young LLP, which resigned as the Fund's independent registered public accounting firm, effective upon completion of the audit of the Fund's financial statements for the fiscal year ended November 30, 2013.

During the periods that Ernst & Young LLP served as the Fund's independent registered public accounting firm, including the Fund's two most recent fiscal years, Ernst & Young LLP's reports on the financial statements of the Fund have not contained an adverse opinion or disclaimer of opinion and have not been qualified or modified as to uncertainty, audit scope or accounting principles. Further, there have been no disagreements with Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Ernst & Young LLP would have caused Ernst & Young LLP to make reference to the subject matter of the disagreement in connection with its report on the financial statements. In addition, there have been no reportable events of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934.

8. Proposed Reorganization

The Board of Trustees of the Fund has approved the reorganization of the Fund into Oak Ridge Small Cap Growth Fund, a newly-organized series of Investment Managers Series Trust. The proposed reorganization will be submitted to shareholders of the Fund for approval. If approved by shareholders, it is expected that the reorganization will be completed in the fourth quarter of 2014.

40 Pioneer Oak Ridge Small Cap Growth Fund | Semiannual Report | 5/31/14

Trustees, Officers and Service Providers

Trustees                                       Officers
Thomas J. Perna, Chairman                      Daniel K. Kingsbury, President*
David R. Bock                                  Mark D. Goodwin, Executive
Benjamin M. Friedman                              Vice President
Margaret B.W. Graham                           Mark E. Bradley, Treasurer**
Daniel K. Kingsbury                            Christopher J. Kelley, Secretary
Marc O. Mayer***
Marguerite A. Piret
Kenneth J. Taubes
Stephen K. West****

Investment Adviser and Administrator
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Bingham McCutchen LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information re-garding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

*    Chief Executive Officer of the Fund.

**   Chief Financial and Accounting Officer of the Fund.

***  Mr. Mayer resigned as a Trustee of the Pioneer Funds effective May 6, 2014.

**** Mr. West resigned as a Trustee of the Pioneer Funds effective July 15,
     2014.

        Pioneer Oak Ridge Small Cap Growth Fund | Semiannual Report | 5/31/14 41

                           This page for your notes.

42 Pioneer Oak Ridge Small Cap Growth Fund | Semiannual Report | 5/31/14

                           This page for your notes.

        Pioneer Oak Ridge Small Cap Growth Fund | Semiannual Report | 5/31/14 43

                           This page for your notes.

44 Pioneer Oak Ridge Small Cap Growth Fund | Semiannual Report | 5/31/14

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                   ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)

Visit our web site: us.pioneerinvestments.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO] PIONEER
       Investments(R)

Pioneer Investment Management, Inc.
60 State Street
Boston, MA 02109

us.pioneerinvestments.com

Securities offered through Pioneer Funds Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(C) 2014 Pioneer Investments 19391-08-0714



ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant's principal executive officer,principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

Not applicable.

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Not applicable.


(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Not applicable.

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Not applicable.

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Not applicable.


(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

Not applicable.

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

Not applicable.

(h) Disclose whether the registrants audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

Not applicable.

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant's portfolio ("Portfolio Manager"). Also state each Portfolio Manager's business experience during the past 5 years.


Not applicable to open-end management investment companies.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable to open-end management investment companies.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b)
under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose any change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Series Trust I


By (Signature and Title)* /s/ Daniel K. Kingsbury
Daniel K. Kingsbury, President

Date July 29, 2014


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ Daniel K. Kingsbury
Daniel K. Kingsbury, President


Date July 29, 2014


By (Signature and Title)* /s/ Mark Bradley
Mark Bradley, Treasurer & Chief Accounting & Financial Officer


Date July 29, 2014

* Print the name and title of each signing officer under his or her signature.